Registration No. 33-76920

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Post-Effective Amendment No. 9

and/or

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 9

MML Bay State Variable Annuity Separate Account 1

(Exact Name of Registrant)

MML Bay State Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

Robert Liguori

Senior Vice President

MML Bay State Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☒	on May 1, 2003 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a) of Rule 485.

☐	on (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus

1	Cover Page

2	Index of Special Terms

3	Table of Fees and Expenses

4	Condensed Financial Information; Performance

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	The Accumulation Phase; Distribution

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in Statement of Additional Information

15	Cover Page

16	Table of Contents

17	General Information

18	Distribution; Experts

19	Purchase of Securities Being Offered

20	Performance Measures; Distribution

21	Performance Measures

22	Contract Value Calculations

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

MML Bay State Life Insurance Company

MML Bay State Variable Annuity

Separate Account 1

LifeTrust Variable Annuity

This prospectus describes the LifeTrust individual flexible purchase payment variable annuity contract offered by MML Bay State Life Insurance Company. The contract provides for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. These investment choices include fourteen funds which are offered through our separate account, MML Bay State Variable Annuity Separate Account 1. In most states, we also offer a fixed account with a market value adjustment.

MML Series Investment Fund

•	MML Blend Fund
•	MML Equity Fund
•	MML Managed Bond Fund
•	MML Money Market Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Bond Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street® Fund/VA
•	Oppenheimer Main Street® Small Cap Fund/VA
•	Oppenheimer Money Fund/VA
•	Oppenheimer Multiple Strategies Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the LifeTrust contract.

To learn more about the LifeTrust contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2003. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 28 of this prospectus. For a free copy of the SAI, or for general inquiries, call our MassMutual Annuity Service Center at (800) 366-8226 or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved this contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2003.

Index Of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	8

Accumulation Unit	13

Annuitant	9

Annuity Options	22

Annuity Payments	21

Annuity Service Center	1

Annuity Unit Value	22

Free Withdrawals	19

Income Phase	21

Maturity Date	21

Non-Qualified	24

Purchase Payment	10

Qualified	24

Separate Account	11

Tax Deferral	24

Index Of Special Terms

Highlights

This prospectus describes the general provisions of the LifeTrust contract. You may review a copy of the contract upon request.

We no longer offer these contracts for sale to the public. Contract owners may continue, however, to make purchase payments to their contracts.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center, plus any amount we deducted from your purchase payment(s). If your state requires it, or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or your contract value, plus any amount we deducted from your purchase payment(s).

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw all of or any part of the contract value, if you elect to begin receiving annuity payments under the contract, and if we pay certain death benefits. The amount of the contingent deferred sales charge depends on the amount of your purchase payments and the length of time since you made them. The contingent deferred sales charge ranges from 7% to 0%.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as the term is defined in the Internal Revenue Code;

•	Paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under immediate annuity; or

•	that come from purchase payments made prior to August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table of Fees And Expenses

The following tables describe the fees and expenses that you will pay when owning or surrendering the contract.

I. The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. State premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

	Current	Maximum

Transfer Fee
During the Accumulation Phase	14 free transfers per calendar year, $20 charge for each transfer thereafter.*	14 free transfers per calendar year, $20 charge for each transfer thereafter.

* Currently, we do not assess a fee for transfers resulting from participation in the Dollar Cost Averaging or Asset Reallocation Programs or for transfers made using our automated voice response system or the internet (subject to state availability). These transfers do not count towards the 14 free transfers per calendar year.

Contingent Deferred Sales Charge	Current	Maximum
(as a percentage of amount withdrawn)	0%—7%**	7%**

**Contingent Deferred Sales Charge Schedule
Full Years Since Payment	0	1	2	3	4	5	6	7 and later

Percentage of Amount Withdrawn	7%	6%	5%	4%	3%	2%	1%	0%

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

	Current		Maximum
Annual Administrative Charge	$30	***	$50

***Currently, waived if contract value is $50,000 or greater when we are to assess the charge.

	Current	Maximum
Separate Account Annual Expenses (as a percentage of average account value)

Mortality and Expense Risk Charge	1.15%	1.25%
Administrative Expense Charge	0.15%	0.15%
Death Benefit Charge	0.10%	0.10%

Total Separate Account Annual Expenses	1.40%	1.50%

Table Of Fees And Expenses

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2002. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.42%	1.00%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2002.

Investment Management Fees and Other Expenses

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 2002.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
MML Blend Fund	0.39%	0.03%	—	0.42%[1]
MML Equity Fund	0.38%	0.04%	—	0.42%[1]
MML Managed Bond Fund	0.46%	0.01%	—	0.47%[1]
MML Money Market Fund	0.48%	0.04%	—	0.52%[1]
Oppenheimer Aggressive Growth Fund/VA	0.67%	0.01%	—	0.68%
Oppenheimer Bond Fund/VA	0.71%	0.02%	—	0.73%
Oppenheimer Capital Appreciation Fund/VA	0.65%	0.01%	—	0.66%
Oppenheimer Global Securities Fund/VA	0.65%	0.02%	—	0.67%
Oppenheimer High Income Fund/VA	0.74%	0.03%	—	0.77%
Oppenheimer Main Street® Fund/VA [2]	0.68%	0.01%	—	0.69%
Oppenheimer Main Street® Small Cap Fund /VA	0.75%	0.25%	—	1.00%
Oppenheimer Money Fund/VA	0.45%	0.02%	—	0.47%
Oppenheimer Multiple Strategies Fund/VA	0.72%	0.02%	—	0.74%
Oppenheimer Strategic Bond Fund/VA	0.74%	0.05%	—	0.79%[3]

1 MassMutual has agreed to bear expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2004. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund and MML Money Market Fund in 2002.

2 Prior to May 1, 2003 this fund was called Oppenheimer Main Street® Growth and Income Fund/VA.

3 OppenheimerFunds, Inc. (OFI) will reduce the management fee by 0.10% as long as the fund’s trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the Manager at any time.

(See the fund prospectuses for more information.)

Table Of Fees And Expenses

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown.

Both Example I and Example II assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that the maximum fees and expenses in the Table of Fees and Expenses apply, and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$893	$1,259	$1,651	$2,936	$263	$809	$1,381	$2,936
Sub-account with minimum total operating expenses	835	1,084	1,359	2,350	205	634	1,089	2,350

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown.

Both Example I and Example II assume:

• that you invest $10,000 in the contract for the time periods indicated,

• that you allocate it to a sub-account that has a 5% return each year,

• that the current fees and expenses in the Table of Fees and Expenses apply, and

• that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$879	$1,217	$1,581	$2,797	$249	$767	$1,311	$2,797
Sub-account with minimum total operating expenses	821	1,041	1,287	2,202	191	591	1,017	2,202

The examples using current expenses reflect the annual administrative charge of $30 as an annual charge of 0.06%. The examples using maximum expenses reflect the annual administrative charge of $50 as an annual charge of 0.10%. This charge is based on an anticipated average contract value of $49,000.

The examples do not reflect any premium taxes.    However, premium taxes may apply.

There is an accumulation unit value history in Appendix A—Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table Of Fees And Expenses

The Company

MML Bay State Life Insurance Company (“MML Bay State”) is a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MML Bay State provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

The LifeTrust Variable Annuity Contract

General Overview

LifeTrust is a contract between you, the owner and us, MML Bay State. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payment, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is in the future. The LifeTrust contract, like all deferred annuity contracts, has two phases—the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments that begin on the maturity date. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payment(s) among various investment choices. Your choices include fourteen funds and, in most states, a fixed account with a market value adjustment feature. The amount of money you are able to accumulate in your contract during the accumulation phase depends on the investment performance of the funds you select as well as the interest we credit on your value in the fixed account.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you elect to receive payments on a fixed basis, the payments you receive will remain level.

We no longer sell the LifeTrust contracts. However, you may continue to make additional purchase payments to your LifeTrust contract.

The Company/General Overview

Ownership of a Contract

Owner

The owner is named at time of application. The owner of a non-qualified contract can be an individual or a non-natural person. For contracts issued under section 403(b), section 408(b) or section 408(k) of the Code, the owner must be the annuitant. Under tax-qualified retirement plans, except Tax Sheltered Annuities and Individual Retirement Annuities, participants may not be contract owners. Therefore, participants have no contract owner rights.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. Subject to any requirements of the Code applicable to your contract, you may change the owner of the contract at any time prior to the maturity date by written request. Changing the owner may result in tax consequences.

Joint Owner

The contract can be owned by joint owners. If there are joint owners, we will require the signatures of both joint owners for all transactions.

Annuitant

The annuitant is the person on whose life we issue the contract. Generally, we will not issue a contract if the annuitant is age 85 1/2 or older as of the date we proposed to issue the contract.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant dies. If an irrevocable beneficiary is named, this beneficiary must consent to the exercise of any contract rights.

You can name different classes of beneficiaries, such as primary or secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

When the annuitant and owner are the same person and his/her spouse is the beneficiary of the contract, the beneficiary may continue the contract in his/her own name as annuitant and owner upon the death of the annuitant/owner.

Ownership of a Contract

Purchasing a Contract

Purchase Payments

•	Minimum initial purchase payment—$2,000

•	Maximum total purchase payments—$1,000,000, without our prior approval.

You can make additional purchase payments to your contract. However, additional purchase payments of less than $100 are subject to our approval.

In most states, you may allocate purchase payments to the fixed account. The minimum amount that you may allocate to the fixed account is $1,000.

You may submit your initial purchase payment, along with your completed application, to your registered representative. You can make additional purchase payments:

•	by mailing your check that clearly indicates your name and contract number to our lockbox:

MML	Bay State – LifeTrust
P.O.	Box 92560
Chicago,	IL 60675-2560

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Bay State Account 323956297

Ref: Annuity Contract #

Name: (Your Name)

We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Payments through AIP may be as little as $100. Contact the Annuity Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation Of Purchase Payments

When you purchase your contract, you elect how we will apply your purchase payment(s) among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our lockbox or Annuity Service Center, we will apply your first purchase payment within 2 business days. If you do not give us all the information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete the issue process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our lockbox or Annuity Service Center as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our lockbox or Annuity Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Purchasing a Contract

Investment Choices

The Separate Account

We established MML Bay State Variable Annuity Separate Account 1 (separate account) to hold the assets that underlie the contracts. We established the separate account on January 14, 1994. We registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

We own the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue. We are required to maintain sufficient assets in the separate account to meet the anticipated obligations of the contracts funded by the separate account.

We have divided the separate account into 14 divisions. Each of these divisions invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The contract offers 14 funds that are listed below. We may add additional funds in the future.

Investment Funds in which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

MML Series Investment Fund

MML Blend Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.

Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Equity Fund	Adviser: MassMutual Sub-Advisers: David L. Babson & Company Inc. and Alliance Capital Management L.P.	Seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income instruments.

MML Money Market Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.

Oppenheimer Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	The fund’s main objective is to seek a high level of current income. As a secondary objective, the fund seeks capital appreciation when consistent with its primary objective.

Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Investment Choices

Investment Funds in which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.

Oppenheimer Main Street® Fund/VA (Prior to May 1, 2003 this fund was known as the Oppenheimer Main Street® Growth and Income Fund/VA)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities. The fund invests mainly in common stocks of U.S. companies.

Oppenheimer Main Street® Small Cap Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in common stocks of small-cap companies (market capitalization of up to $2.5 billion) believed to have favorable business trends or prospects.

Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Oppenheimer Multiple Strategies Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.

Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A

Seeks a high level of current income principally derived from interest on debt securities. The fund mainly invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the fund prospectuses carefully before investing.

The Fixed Account With Market Value Adjustment

In most states, you may allocate purchase payments or transfer part of your contract value to our fixed account during the accumulation phase of your contract. The minimum purchase payment or transfer amount we permit to the fixed account is $1,000.

We divide the fixed account into segments. Each segment guarantees that we will credit your value in that segment with a specific rate of interest for a specific guaranteed period. As of May 1, 2002, we offer segments with guarantee periods of 1, 3, 5 and 7 years.

Amounts you allocate or transfer to a segment of the fixed account earn interest at the guaranteed rate applicable to the segment on the date we credit the amounts to the segment. The interest rate we credit remains constant during the guarantee period. You may allocate multiple amounts to a single segment or to multiple segments. We may change the segments we make available for allocations of purchase payments, transfers and renewals at any time.

You do not participate in the investment performance of the assets in the fixed account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee the interest rate for each segment will be at least 3% per year. We may also credit a higher rate of interest at our discretion.

Investment Choices

Any part of your contract value that is removed from a fixed account segment may be subject to a market value adjustment. Any withdrawal from the fixed account may also be subject to a contingent deferred sales charge. We explain the market value adjustment later in this prospectus. See the “Market Value Adjustment” sub-section in the “Expenses” section of this prospectus and Appendix B for further information.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the funds as well as the deductions we make for our separate account charges.

The value of an accumulation unit may go up or down from business day to business day. The Statement of Additional Information contains more information on the calculation of contract value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account division by the value of the accumulation unit for that separate account division. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal.

We calculate the value of an accumulation unit for each separate account division after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Bond Fund/VA.

Transfers

You can make transfers by telephone or by other means we authorize. Transfers by telephone are automatically available to contract owners, unless we receive specific instructions that you do not want this service. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions. We currently do not offer the telephone transfer service to contracts owned by trustees.

Your transfer is effective on the business day we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Investment Choices/Contract Value

We reserve the right to limit the number and frequency of transfers you may make during a contract year.

Transfers During the Accumulation Phase

During the accumulation phase you can transfer all or part of your contract value among the funds and, if available, the fixed account. We reserve the right to not allow transfers during the 30 day period before your contract enters the income phase.

If you make more than 4 transfers in a contract year, we reserve the right to charge a $20 transfer fee. Currently, we do not impose a fee as long as you do not make more than 14 transfers a contract year. Furthermore, any transfers you make by using our automated voice response system or the internet (subject to availability) or due to participation in the Dollar Cost Averaging or Asset Reallocation Programs, are not subject to the assessment of a transfer fee, and therefore, do not count toward your 14 free transfers every contract year.

The following rules apply to transfers during the accumulation phase:

(1)	Currently, the minimum amount you may transfer is the lesser of:

•	$100, or

•	your total contract value in a fund or fixed account segment.

We	reserve the right to impose a minimum transfer requirement of $500.

(2)	The minimum amount you may transfer to a fixed account segment is $1,000. We will not process a transfer to a fixed account segment if the segment you elected is not available.

(3)	Any amount you transfer from the fixed account is subject to a market value adjustment, unless the transfer is made within 30 days of the end of the guarantee period for the segment. We will apply the market value adjustment as of the date of the transfer.

(4)	We deduct any transfer fee from the fund or fixed account segment from which you request the transfer. If the balance remaining in the fund or fixed account segment is not sufficient to cover the fee, we will deduct the fee from the amount you are transferring.

(5)	You must clearly indicate the amount you wish to transfer from a fund or fixed account segment. Also, you must clearly indicate the funds or fixed account segment to which the transfer will be made. Unless you specify otherwise, we will transfer amounts from a fixed account segment on a first-in, first-out basis. If you request a transfer during the income phase, you must clearly indicate the percentage you wish to transfer among the funds.

Transfers During the Income Phase

During the income phase of the contract, we limit transfers among the funds to once every three months if the annuitant is receiving variable monthly payments. We do not permit transfers if the annuitant is receiving fixed income payments. We do not assess a charge for making transfers during the income phase.

The minimum amount you may transfer is the lesser of:

•	$500, or

•	your total contract value in a fund.

Once annuity payments begin, we do not allow transfers between a fixed income and a variable monthly income option.

Limits on Frequent Transfers

This contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this contract.

If we, or the investment adviser to any of the funds available with this contract, determine that your transfer patterns among the funds reflect a market timing strategy, we reserve the right to take action, including, but not limited to:

•	not accepting transfer instructions from a contract owner or an agent who is acting on behalf of one or more contract owners; and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, our voice response unit, the telephone, the internet or any other type of electronic medium.

Contract Value

We will notify you in writing if we will not accept your transfer request or we implement a transfer restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request and any future transfer requests by regular mail only. If we do not accept your transfer request, we will return the contract value to the investment choices that you attempted to transfer from as of the business day your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these transfer provisions.

Automatic Transfers

We currently offer the following two automatic transfer programs:

•	Dollar Cost Averaging Program

•	Asset Reallocation Program

These programs are only available during the accumulation phase. You may participate in only one of the automatic transfer programs at a time. We currently do not charge you for participating in these programs, but we reserve the right to do so in the future. You may not allocate values in the fixed account to any automatic transfer program.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

The minimum amount you may transfer to any fund is $100. You must have a minimum balance of at least $600 in the originating fund in order to participate in the Dollar Cost Averaging Program. The transfers we make in your contract as part of the dollar cost averaging program do not count in the number of transfers we permit without a transfer fee.

The minimum duration of participation in any Dollar Cost Averaging program is currently 6 months or until there is no money left in the originating fund. Dollar cost averaging transfers can be made monthly, quarterly, semiannually or annually. We will make dollar cost averaging transfers on the 15th of the month. You may change your transfer options at any time by written request or by request over the telephone.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw your total contract value;

•	upon your death or the annuitant’s death;

•	if we make the last transfer you selected;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

Asset Reallocation Program

The asset reallocation program allows you to periodically adjust the percentage of contract value you allocated to selected funds. We will automatically transfer money between your selected funds to maintain your desired allocation. With the asset reallocation program, you can maintain a balanced and diversified approach to investing, as decreases in one fund can be offset by gains in another.

You can choose to have the transfers occur quarterly, semi-annually, or annually. We will reallocate your contract value based on the allocation selection you have in effect for any new purchase payments.

Contract Value

Your Asset Reallocation program will terminate:

•	if you withdraw your total contract value;

•	upon your death or the annuitant’s death;

•	if we make the last transfer you selected;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

During the accumulation phase and if the annuitant is alive, you may make either partial or total withdrawals of your contract value.

If you make a partial withdrawal, you must tell us from which funds or fixed account segment you want the withdrawal taken. If you request a withdrawal from a fixed account segment, and do not specify otherwise, we will take the withdrawal on a first-in, first-out basis.

You must withdraw at least $100. If your request for a partial withdrawal will reduce your contract value to less than $1,000, we reserve the right to treat the request as a full withdrawal of your contract value.

Any withdrawal from a fund is subject to a contingent deferred sales charge. We will pay any partial withdrawal in one sum. If you request a full withdrawal of your contract value, you may ask us to make the payment in one sum or apply the amount to one or more payment options.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less an administrative charge;

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

We also apply a market value adjustment to amounts you withdraw from the fixed account, unless you withdraw during the 30-days before the end of the guaranteed period.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed, surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  We do not allow full withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contact owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner and joint contract owner, if applicable;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•	The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Contract Value

Automatic Partial Withdrawals

We may from time to time refer to this as the Systematic Withdrawal Program.

This program provides for an automatic monthly, quarterly, semi-annual or annual payment of at least $100. To initiate this program, your contract value must be at least $10,000. Currently, we do not charge you to participate in this program, but we reserve the right to charge a fee in the future. This program is only available during the accumulation phase.

You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described in the Withdrawals section of this prospectus. Your automatic withdrawal program will begin on the start date you selected as long as we receive your fully completed written request or request over the telephone at least 5 business days before the start date you selected. If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive your request at least 10 business days before the start date you elected.

We may defer the start of your automatic withdrawal program for one month if your automatic withdrawal start date is less than 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you do not select a start date, we will automatically begin automatic withdrawals within 5 business days (10 business days for an EFT) after we receive your fully completed written request or request over the telephone. If you are currently participating in an automatic withdrawal program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

Your automatic withdrawal program ends:

•	if you withdraw your total contract value;

•	upon your death or the annuitant’s death;

•	if we process the last withdrawal you selected;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

If you participate in this program, you may be subject to contingent deferred sales charges and market value adjustments.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Contract Value

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units.

The insurance charge has three parts:

•	the mortality and expense risk charge,

•	the administrative expense charge, and

•	the death benefit charge.

The total insurance charges currently are 1.40% of the daily value of the assets invested in each fund, after fund expenses are deducted. We have the right to increase these charges to a total of 1.50%.

Mortality and Expense Risk Charge.  This charge is equal, on an annual basis, to 1.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.25%. This charge is for:

•	the mortality risk associated with the insurance benefits we provide, including our obligation to make annuity payments after the maturity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase; and

•	the expense risk that the current administrative expense charge and administrative charge will be insufficient to cover the actual cost of administering the contracts.

If the mortality and expense risk charge is not sufficient to cover the actual costs, we will bear the loss. However, we do expect to profit from this charge.

Administrative Expense Charge.  This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the administrative charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Death Benefit Charge.  This charge is equal, on an annual basis, to 0.10% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge to reimburse us for the cost of providing the enhanced death benefit.

Administrative Charge

Starting in the second contract year, we impose a charge against each contract to reimburse us for expenses relating to the issuance and maintenance of the contract. We deduct this charge on the first day of the contract year. We also assess this charge on death, maturity, or full withdrawal.

The administrative charge is currently $30. We may increase this charge, but it will not exceed $50. We will not deduct this charge if the value of your contract is $50,000 or more, when we are to make the deduction.

We deduct this charge on a pro rata basis from each fund, then pro rata from the fixed account segments. Any deductions we make from the fixed account segments, will be on a first-in, first-out basis.

We have designed the administrative expense charge and the administrative charge so that we do not profit from these charges.

Expenses

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount. We may also apply the charge when your contract enters the income phase or when we pay certain death benefits. We use this charge to cover certain expenses related to the sale of the contract.

The amount of the contingent deferred sales charge depends on the amount of the purchase payments and the length of time since you made the purchase payments. The contingent deferred sales charge is assessed as follows:

Full Years Since Payment	Percentage

0	7%

1	6%

2	5%

3	4%

4	3%

5	2%

6	1%

7 or more	0%

After your purchase payment has been in the contract for 7 years, there is no contingent deferred sales charge when you withdraw the purchase payment. Each purchase payment has its own 7-year sales charge period. We take withdrawals first from purchase payments, then from earnings. For purposes of the contingent deferred sales charge, we treat withdrawals as coming from the oldest purchase payments first.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon the payment of a death benefit upon the annuitant’s death if the annuitant was younger than age 75 1/2 when we issued the contract.

•	When the contract enters the income phase if you apply the entire contract value:

•	under a variable lifetime payment option or variable fixed-time payment option within the contract (with payments for 10 years or more); or

•	under a fixed or combination fixed and variable lifetime payment option, or fixed-time payment option within the contract (with payments for 10 years or more), and the annuitant is age 59 1/2 or older.

•	When a company agent sells a contract to specific members of his or her family.

•	Upon payment of a minimum required distribution that exceeds the free withdrawal amount.

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program at any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

Free Withdrawals

Each contract year you may withdraw the following without incurring a contingent deferred sales charge:

•	All unredeemed purchase payments that have been in the contract for 7 full years; and

•	10% of purchase payments that are less than 7 years old.

Market Value Adjustment

We will apply a market value adjustment (MVA) to the following amounts withdrawn from a fixed account segment, unless those amounts are withdrawn within 30 days prior to the end of the fixed account segment’s guarantee period:

•	full or partial withdrawals;

Expenses

•	transfers;

•	a death benefit based on a contract owner’s death; and

•	amounts applied to an annuity payment when your contract enters the income phase.

We apply the MVA to the amount withdrawn:

•	after the deduction of any applicable administrative charge, and

•	before the deduction of any applicable contingent deferred sales charge.

The MVA reflects the relationship between the current interest rate and the guaranteed interest rate. It also reflects the time remaining in the guarantee period. Generally, if the guaranteed interest rate is lower than the applicable current interest rate, the MVA will usually result in a lower payment on withdrawal. Similarly, if the guaranteed interest rate is higher than the applicable current interest rate, the MVA will result in a higher payment on withdrawal. Therefore, the MVA can be positive or negative. However, application of the MVA will never result in a payment upon withdrawal that is lower than if the guaranteed rate had been 3%.

See Appendix B of this prospectus for further information.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction for them from the value of your contract. Currently, we deduct any applicable premium tax when you make a full withdrawal, when we pay a death benefit or when your contract enters the income phase. We reserve the right to deduct any premium tax when you make a purchase payment. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

If you make more than 4 transfers in a contract year during the accumulation phase, we reserve the right to charge a $20 fee. Currently, we do not impose a fee as long as you do not make more than 14 transfers in a contract year. Any transfers you make by using our automated voice response system or the internet (subject to availability) or due to participation in the Dollar Cost Averaging or Asset Reallocation Programs, are not subject to the assessment of a transfer fee, and therefore, do not count toward your 14 free transfers every contract year.

If you request a dollar amount, we will deduct any transfer fee from the amount transferred. If you request to transfer a percentage of your value in an investment choice, we will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, if you are receiving variable monthly payments, you may transfer among the funds once every three months. We do not impose a fee on these transfers.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the attached fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds’ advisors, distributors and/or affiliates for the administrative services that we provide.

Expenses

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of several annuity options. If you do not wish a regular income, you may elect to receive your contract value, minus any charges, in one sum. If you do not choose a payment option within 30 days of the maturity date, we will assume that you selected a variable monthly annuity under a life income option with payments guaranteed for 10 years.

You can choose the month and year in which those payments begin. We call that date the maturity date.

You can defer the maturity date to any date we permit by giving us written notice. We must receive this notice at our Annuity Service Center at least 90 days before the maturity date currently in effect. Your maturity date may not be later than the contract anniversary nearest the annuitant’s 90th birthday, or earlier if required by state law.

You may also request an earlier maturity date by giving us written notice. We must receive this notice at our Annuity Service Center at least 30 days before the earlier maturity date desired.

At the maturity date, you have the same fund choices that you had during the accumulation phase. If you do not tell us otherwise, we will  base your annuity payments on the investment allocations that are in place on the maturity date.

We make annuity payments based on the age and sex of the annuitant under all options except the fixed-time payment option. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the maturity date, or if the annuity option you elect produces an initial monthly payment of less than $20, we reserve the right to pay you a lump sum rather than a series of annuity payments.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract at least equal to the minimum amount required by the IRS, no later than the required beginning date. If your contract is an IRA, that date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans and TSAs, that date is no later than April 1 of the year following the later of the year you reach age 70 1/2 or the year in which you retire.

Fixed Income Payments

If you elect a fixed income option, the payment amount will not vary. The payment amount will depend upon the following 7 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of the administrative charge;

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected);

•	the deduction of a contingent deferred sales charge, if applicable; and

•	the application of a market value adjustment, if applicable.

Variable Income Payments

If you elect a variable monthly income option, over time the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following 8 things:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of the administrative charge;

•	the deduction of a contingent deferred sales charge, if applicable;

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected);

•	the assumed investment rate (AIR) of 4%; and

•	the application of a market value adjustment, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of

The Income Phase

the deductions, your annuity payments will decrease.

If you elect a variable monthly income option, we will credit any portion of your contract value in the fixed account to the MML Money Market Fund unless you instruct us otherwise. You may transfer among the funds no more frequently than once every 3 months.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected.

For a more detailed description of how the value of an annuity unit and the amount of the variable monthly income payments are calculated, see the Statement of Additional Information.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In addition, during the income phase we do not allow withdrawals, except as explained under the fixed time payment option.

Level Income Payment Option.  We will make level monthly payments. The amount of each payment may not be less than $10 for each $1,000 applied. Each month we will credit interest on the unpaid balance. We will determine the interest rate but it will not be less than 2.5% per year. Payments will continue until the amount we hold runs out. This option is not available as a variable monthly income option.

Fixed Time Payment Option.  We will make fixed and/or variable monthly income payments for any period selected, up to 30 years. You may elect to withdraw the full amount, subject to any applicable contingent deferred sales charge, of the present value of the remaining unpaid variable monthly income payments. We will calculate the present value of variable payments using an assumed investment rate of 4% per year unless state law requires a lower rate.

Lifetime Payment Option.  We make fixed and/or variable monthly income payments based on the life of the annuitant. If you elect this option, we will make income payments:

•	without any guaranteed number of payments;

•	with payments guaranteed for 5, 10 or 20 years; or

•	with payments guaranteed for the amount applied (fixed payments only).

Joint and Survivor Life Payment Option.  We make fixed and/or variable monthly payments during the lifetime of 2 annuitants. When one dies, we will continue making these payments as if both annuitants were alive. We will stop payments once both annuitants have died. If you elect this option, we will make income payments either:

•	without any guaranteed number of payments; or

•	with payments guaranteed for 10 years.

Joint and Survivor Life Payment Option (Two-Thirds to the Survivor).  We make fixed and/or variable monthly income payments during the lifetime of 2 annuitants. When one dies, we will make reduced payments during the lifetime of the survivor. The reduced payments will be two-thirds of what they would have been if both annuitants were alive. We will stop payments once both annuitants have died.

Interest Payment Option.  We will hold any amount applied under this option. We will pay interest on the unpaid balance each month at a rate we determine. The rate will not be less than 2.5% per year. This option is not available as a variable monthly income option.

Limitation on Payment Options.  If you purchase a contract as a TSA or an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.

Payments After Death of an Annuitant

Generally, if a payment option with a guaranteed number of payments is elected, and the annuitant(s) die before we have completed the guaranteed number of payments, we will continue making the guaranteed payments to the designated beneficiary.

The Income Phase

Death Benefit

We pay a death benefit when either the annuitant or the contract owner dies. If the contract is owned by joint owners, we make the payment upon the first death of the two owners. If the owner and the annuitant are the same, we pay the annuitant death benefit.

Contract Owner Death Benefit

If a contract owner, who is not the annuitant, dies while the contract is in the accumulation phase, we pay the cash redemption value of the contract to the beneficiary. The cash redemption value is the contract value, minus any applicable:

•	administrative charge,

•	contingent deferred sales charge,

•	premium tax, and

•	market value adjustment.

Annuitant Death Benefit During the Accumulation Phase

If the annuitant’s age when we issued the contract was 75 1/2 or younger, the death benefit will be the greater of:

•	the contract value less any applicable administrative charge, or

•	all purchase payments, less any withdrawals, accumulated at 5% until the annuitant’s 75th birthday, and 0% thereafter. This amount cannot exceed two times the total of all purchase payments, less withdrawals.

If the annuitant’s age when we issued the contract was more than 75 1/2, the death benefit will be the greater of:

•	the contract value less any applicable administrative charge, and any contingent deferred sales charge

•	all purchase payments, less any withdrawals.

We will reduce any death benefit amount by any applicable premium tax. We determine the death benefit amount as of the business day we receive due proof of death at our Annuity Service Center. The death benefit may be paid in a lump-sum payment, or with our consent, under one of the available payment options. If a lump-sum payment is requested, we will pay the death benefit within 7 days of our receipt of proof of death and all other requirements at our Annuity Service Center. If the beneficiary does not elect a payment option, we will pay the death benefit in one sum.

Death Benefit

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified retirement plans are: deductible and non-tax-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Contracts

The code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your

Taxes

purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract that is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made prior to August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the 2002 Final and Temporary Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Taxes

Withdrawals – Tax-Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

•	reaches age 59 1/2;

•	has a severance from employment;

•	dies;

•	becomes disabled, as that term is defined in the Code; or

•	in the case of hardship.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings. Salary reduction payments cannot be made for 6 months following a hardship withdrawal.

Any contract value as of December 31, 1988, is not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Other Information

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns.  We will show standardized average annual total returns for separate account divisions that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the administrative charge and all other separate account and contract level charges, except premium taxes, if any.

If a division has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns.  We will also show total returns based on historical performance of the divisions and underlying funds. We may assume the contracts were in existence prior to their inception date, November 14, 1994, which they were not. Total return percentages include all fund level expenses, total separate account expenses and all contract level charges. The returns do not include premium taxes, if any. If premium taxes were included, returns would be less than those shown.

We may also calculate total return percentages which include all fund expenses and total separate account expenses. The total return percentages will not include the contingent deferred sales charge, annual maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns  compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns  measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield.  We may also show yield and effective yield for the MML Money

Market Fund and Oppenheimer Money Fund/VA over a seven-day period, which we will then “annualize”. This means that when we calculate yield, we assume that the amount of money the

Taxes/Other Information

investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the effective yield similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore the effective yield may be slightly higher than the yield because of the compounding effect.

Related Performance.  Some of the funds available to you may be similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Distribution

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the contract. The purpose of the underwriter is to distribute the contract. The contracts are no longer offered for sale to the public. However, you may continue to make purchase payments to your contract. MML Distributors is an indirect wholly owned subsidiary of MassMutual. MML Distributors is located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

We will pay commissions to broker-dealers who sell the contract. We pay commissions based on a percentage of purchase payments or a combination percentage of purchase payments and contract value. Currently, we pay an amount up to 6.25% of purchase payments. We may pay a commission of up to .25% of contract values each contract year.

From time to time, MML Distributors may enter into special arrangements with certain broker-dealers and we may enter into special arrangements with registered representatives of MML Investors Services, Inc. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the contract.

Electronic Transmission Of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time the initial purchase payment is transmitted by wire. We will not allow you to exercise any ownership rights in the contract until you have signed the application and returned it to us. Please contact your registered representative for more information.

Assignment

Before we issue a contract, we will endorse the contract to prevent you from assigning the contract as collateral.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	Substitute another fund for one of the funds you have selected.

•	Add separate account divisions.

Other Information

•	Eliminate the availability of a separate account division to receive future purchase payments.

•	Split or consolidate, at our sole discretion, the number of accumulation units or annuity units for any separate account division and correspondingly decrease or increase the accumulation unit or annuity unit values for any division.

•	Change the name of the separate account.

•	Terminate the contract if:

(a)	We have not received a purchase payment for the last 2 consecutive years from the date we received your last purchase payment, and

(b)	Each of the following amounts is less than $2,000 on the date we send you notice of our election to terminate your contract:

(1)	your contract value minus any amount we would deduct for premium taxes on withdrawal;

(2)	the cash redemption value of your contract; and

(3)	the sum of all purchase payments made into your contract less any partial withdrawals.

If we exercise any of these rights, we will obtain prior approval from the Securities and Exchange Commission when necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the fund;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We have reserved the right to defer payment for a withdrawal from the fixed account for the period permitted by law but not for more than six months. If we delay payment for 30 days or more, we will add interest at an annual rate that will not be less than 3%.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Financial Statements

We have included our statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	General Information

2.	Assignment of Contract

3.	Restrictions on Redemptions

4.	Distribution

5.	Purchase of Securities Being Offered

6.	Contract Value Calculations

7.	Performance Measures

8.	Federal Tax Matters

9.	Experts

10.	Financial Statements

Other Information

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MML Bay State’s LifeTrust.

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank]

Appendix A

Condensed Financial Information

The following schedule includes accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes which are included in the Statement of Additional Information.

Accumulation Unit Values

	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998	Dec. 31, 1997	Dec. 31, 1996	Dec. 31, 1995	*Dec. 31, 1994
MML Equity Division	$1.43	1.80	2.14	2.11	2.22	1.94	1.53	1.29	1.00
MML Money Market Division	$1.29	1.29	1.26	1.21	1.17	1.12	1.08	1.05	1.00
MML Managed Bond Division	$1.68	1.58	1.48	1.35	1.40	1.31	1.21	1.18	1.01
MML Blend Division	$1.43	1.63	1.75	1.78	1.83	1.63	1.37	1.22	1.00
Oppenheimer Money Division	$1.30	1.30	1.27	1.21	1.17	1.13	1.09	1.05	1.00
Oppenheimer High Income Division	$1.36	1.41	1.40	1.48	1.44	1.45	1.31	1.15	0.97
Oppenheimer Bond Division	$1.56	1.45	1.37	1.31	1.34	1.28	1.18	1.15	0.99
Oppenheimer Aggressive Growth Division	$1.45	2.03	3.00	3.43	1.89	1.71	1.55	1.31	1.00
Oppenheimer Multiple Strategies Division	$1.69	1.91	1.89	1.80	1.64	1.55	1.34	1.18	0.99
Oppenheimer Capital Appreciation Division	$2.15	2.96	3.44	3.50	2.50	2.05	1.64	1.32	0.98
Oppenheimer Global Securities Division	$1.62	2.10	2.43	2.34	1.50	1.33	1.10	0.95	0.94
Oppenheimer Strategic Bond Division	$1.51	1.43	1.38	1.36	1.34	1.32	1.24	1.12	0.98
Oppenheimer Main Street® Division[1,3]	$1.68	2.10	2.37	2.64	2.20	2.13	1.63	1.24	N/A
Oppenheimer Main Street® Small Cap Division[2]	$0.90	1.09	1.11	1.37	0.95	N/A	N/A	N/A	N/A

* Public offering of the contract commenced on November 14, 1994. All accumulation unit values were $1.00 on November 14, 1994.

1 Public offering commenced July 3, 1995.

2 Public offering commenced May 1, 1998.

3 Prior to May 1, 2003, this Division was called Oppenheimer Main Street® Growth & Income Division.

Appendix A

A-1

Number of Accumulation Units Outstanding

	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Dec. 31, 1998	Dec. 31, 1997	Dec. 31, 1996	Dec. 31, 1995	*Dec. 31, 1994
MML Equity Division	5,640,596	7,058,757	7,972,243	10,119,612	9,438,044	5,969,226	2,189,149	685,964	5,000
MML Money Market Division	5,597,677	8,689,632	5,610,378	9,154,025	7,211,004	6,629,848	4,267,075	839,793	16,949
MML Managed Bond Division	4,325,809	2,413,751	2,025,307	2,322,444	2,089,420	1,204,982	695,485	328,514	4,000
MML Blend Division	7,104,758	8,868,167	9,951,745	12,552,385	13,300,264	7,786,187	3,019,173	778,529	5,000
Oppenheimer Money Division	5,685,861	4,636,713	2,963,036	4,466,254	3,947,306	2,749,962	2,607,468	1,023,398	5,000
Oppenheimer High Income Division	8,817,253	10,845,867	13,212,686	17,082,745	19,951,336	15,061,803	5,999,147	1,518,022	6,184
Oppenheimer Bond Division	5,386,582	4,864,382	3,745,938	5,081,603	6,279,363	3,187,094	1,827,553	883,171	5,000
Oppenheimer Aggressive Growth Division	14,762,746	18,354,477	22,776,795	22,089,678	20,831,543	17,599,666	9,019,648	2,254,545	12,000
Oppenheimer Multiple Strategies Division	12,558,859	14,960,059	15,556,240	16,741,299	16,844,783	13,303,149	7,090,472	2,190,174	7,339
Oppenheimer Capital Appreciation Division	19,978,755	25,042,143	28,240,624	30,561,482	27,906,939	22,451,343	10,747,444	2,762,984	5,000
Oppenheimer Global Securities Division	17,523,055	21,397,937	24,667,444	25,157,394	25,419,795	22,032,928	10,727,219	2,698,363	12,367
Oppenheimer Strategic Bond Division	13,628,562	15,015,717	17,036,621	21,668,818	25,860,507	22,629,278	11,657,438	3,491,031	7,314
Oppenheimer Main Street® Division[1,3]	26,559,537	32,549,403	38,075,297	40,968,904	42,558,961	34,277,066	14,369,051	1,507,840	N/A
Oppenheimer Main Street® Small Cap Division[2]	3,292,207	3,275,376	3,337,910	1,696,300	270,188	N/A	N/A	N/A	N/A

* Public offering of the contract commenced on November 14, 1994.

1 Public offering commenced July 3, 1995.

2 Public offering commenced May 1, 1998.

3 Prior to May 1, 2003, this Division was called Oppenheimer Main Street® Growth & Income Division.

Appendix A

A-2

Appendix B – Market Value Adjustment

Market Value Adjustment

Any withdrawal of your contract value from the fixed account will be subject to a market value adjustment (“MVA”) unless the effective date of the withdrawal is within 30 days before the end of a guarantee period. If the allocated amount remains in the fixed account until the applicable expiration date, its value will be equal to:

•	the amount originally allocated,

•	multiplied on an annually compounded basis, by its guaranteed rate.

For this purpose, we also treat transfers, death benefits based on a contract owner’s death (where the contract owner and the annuitant are different), and annuity payments as withdrawals.

We will not apply the MVA upon the payment of a death benefit following the death of the annuitant. We will apply the MVA to the amount being withdrawn, after the deduction of any applicable administrative charge and before the deduction of any applicable contingent deferred sales charge. The MVA can be positive or negative. Therefore, the amount being withdrawn after our application of the MVA can be greater than or less than the amount withdrawn before our application of the MVA.

The MVA will reflect the relationship between the current rate (as defined later) for the contract value being withdrawn and the guaranteed rate. It also reflects the time remaining in the applicable guarantee period. Generally, if the guaranteed rate is higher than the applicable current rate, our application of the MVA will result in a higher payment upon withdrawal.

Similarly, if the guaranteed rate is lower than the applicable current rate, then our application of the MVA will result in a lower payment upon withdrawal. However, the application of the MVA will never result in a payment upon withdrawal that is lower than if the guaranteed rate had been 3%.

Using the following formula, we determine the MVA, prior to any floor, which we then use in determining the withdrawal amount:

MVA = Amount x	[(	1+i	)	n 365	–1	]
1+j

where,

Amount is the amount being withdrawn from a given fixed account segment less any applicable administrative charges.

i is the guaranteed rate we are crediting to the contract value subject to the MVA; and

j, the “current rate,” is the guaranteed rate, available as of the effective date of our application of the MVA, for current allocations to the fixed account segment whose guarantee period equals the number of years remaining, both partial and full, for the amount being withdrawn; and

n, is the number of days remaining in the guarantee period of the amount subject to the MVA.

In determining “j,” if we do not currently offer the required fixed account segment, we will base “j” on the rates available for currently offered fixed account segments.

Examples

The following examples illustrate how the MVA operates on amounts held in a particular segment:

Example 1

$1,000 is applied on May 10, 2001, to a segment with a 5-year guarantee period. The guaranteed rate for amounts applied to this fixed account segment on May 10, 2001, is 6%. If the $1,000 is left in that fixed account segment until May 10, 2006, it will accumulate at a 6% effective annual rate of interest for the full 5 years to $1,338.23.

Appendix B

B-1

If, however, you withdraw the full amount from the fixed account segment as of May 10, 2005:

(1)	The guaranteed rate applied on May 10, 2005 to amounts credited to a 1-year segment is 4%; and

(2)	The accumulated amount prior to the application of the MVA as of May 10, 2005 equals:

$1,000 x 1.064 = $1,262.48

(3)	The number of days remaining = 365 (n=365);

(4)	The MVA equals $24.28, and is calculated according to the following formula:

$24.28 = $1,262.48 x	[(	1.06)	365 365	–1	]
1.04

Therefore, a withdrawal on May 10, 2005, of the amount credited to the 5-year fixed account segment on May 10, 2001, is equal to $1,286.76 ($1,262.48 + $24.28).

Example 2

$1,000 is applied to a 7-year segment on May 10, 2001, with a guaranteed rate of 5%. If the $1,000 is left in that fixed account segment until May 10, 2008, it will accumulate at a 5% effective annual rate of interest to $1,407.10.

If, however, you withdraw the full amount from the fixed account segment as of May 10, 2004:

(1)	The guaranteed rate applied on May 10, 2004 to amounts credited to a 3-year segment is 10%; and

(2)	The accumulated amount prior to the application of MVA as of May 10, 2004 equals:

$1,000 x 1.053 = $1,157.63

(3)	The period of time from May 10, 2004 to the end of the guarantee period is 4 years or 1460 days

(4)	The MVA equals ($196.56), and is calculated according to the following formula:

($196.56) = $1,157.63 x	[(	1.05)	1460 365	–1	]
1.10

Therefore, a withdrawal on May 10, 2004 of the amount credited to the 7-year fixed account segment on May 10, 2001, is equal to $961.07 ($1,157.63 - $196.56 = $961.07), prior to applying the floor.

Since this is less than the initial deposit credited with 3% interest, the MVA is reduced. The floor amount equals:

$1,000 x 1.033 = $1,092.73

The largest negative MVA is:

$1,157.63 - $1,092.73 = $64.90

so that the MVA is reduced from ($196.56) to ($64.90) and the withdrawal is equal to $1,092.73.

These examples are hypothetical and are not indicative of future or past performance.

Appendix B

B-2

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

LIFETRUST VARIABLE ANNUITY

MML BAY STATE LIFE INSURANCE COMPANY

(Depositor)

MML BAY STATE VARIABLE ANNUITY SEPARATE ACCOUNT 1

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of MML Bay State Variable Annuity Separate Account 1 dated May 1, 2003 (the “Prospectus”). The Prospectus may be obtained by written or oral (1-800-366-8226) request from the MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

1

GENERAL INFORMATION

MML Bay State Life Insurance Company (“MML Bay State”) is a wholly owned stock life insurance subsidiary of C.M. Life Insurance Company and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MML Bay State provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

The Separate Account

MML Bay State Variable Annuity Separate Account 1 (the “Separate Account”) was established as a separate investment account of MML Bay State on January 14, 1994, in accordance with the provisions of Chapter 309.376 of Missouri Statutes. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. A unit investment trust is a type of investment company which invests its assets in the shares of one or more management investment companies rather than directly in its own portfolio of investment securities. Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Account or of MML Bay State. As a result of MML Bay State’s re-domestication to Connecticut on June 30, 1997, both MML Bay State and the Separate Account are subject to regulation by the Insurance Department of the State of Connecticut.

Although the assets of the Separate Account are assets of MML Bay State, assets of the Separate Account equal to the reserves and other annuity contract liabilities which depend on the investment performance of the Separate Account are not chargeable with liabilities arising out of any other business MML Bay State may conduct. The income and capital gains and losses, realized or unrealized, of each Division of a Separate Account are credited to or charged against such Division without regard to the income and capital gains and losses of the other Divisions or other accounts of MML Bay State. All obligations arising under MML Bay State Variable Annuity Contracts (the “contracts”), however, are general corporate obligations of MML Bay State.

ASSIGNMENT OF CONTRACT

MML Bay State will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and MML Bay State receives at its Annuity Service Center a true copy thereof. MML Bay State assumes no responsibility for the validity of any assignment.

While the contracts are generally assignable, all non-tax qualified contracts must carry a non-transferability endorsement which precludes their assignment. For qualified contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by MML Bay State at its Annuity Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, MML Bay State reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the

2

annuitant or owner prior to the maturity date, MML Bay State will pay to the assignee in one sum, to the extent that he or she is entitled, the death benefit available under the contract. Please consult the Death Benefit section of the prospectus for more information;

(3)  Contracts used in connection with annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code (“tax-sheltered annuities” or “TSAs”) must be endorsed to provide that they are non-transferable; and

(4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MML Bay State, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

RESTRICTIONS ON REDEMPTION

Redemptions of TSAs may be restricted as required by Section 403(b)(11) of the Internal Revenue Code (see, “Withdrawals—Tax-Sheltered Annuities” in the prospectus for details). In restricting any such redemption, MassMutual relies on the relief from sections 22(e), 27(c) and 27(d) of the Investment Company Act of 1940 granted in American Council of Life Insurance [1988 Transfer Binder] Fed. Sec. L. Rep (CCH) 78,904 (November 22, 1988) (the “No Action Letter”). In relying on such relief, MassMutual hereby represents that it complies with the provisions of paragraphs (1)-(4) as set forth in the No Action Letter.

DISTRIBUTION

MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance.

Pursuant to the Underwriting and Servicing Agreement, MML Distributors will receive compensation for its activities as the underwriter for the separate account. Commissions will be paid through MML Distributors to agents and selling brokers for selling the contract.

Pursuant to the Underwriting and Servicing Agreement, MML Distributors will receive compensation for its activities as underwriters for each Separate Account. Compensation paid to MML Distributors in 2002 and 2001 was $20,762.50 and $41,525, respectively. Commissions will be paid through MML Distributors to agents and selling brokers for selling the contracts. During 2000 and 2002, such payments amounted to $1,141,046.30 and $418,175 respectively.

The contracts are no longer offered for sale. Purchase Payments will, however, continue to be accepted under the contracts.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus for the Contract. The contract does not

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offer any special purchase plan or exchange program not discussed in the prospectus. (For a discussion of instances when sales charges will be waived, see Contingent Deferred Sales Charges section of the prospectus.)

CONTRACT VALUE CALCULATIONS FOR AMOUNTS ALLOCATED TO AN

INVESTMENT DIVISION OF A SEPARATE ACCOUNT

The Accumulation Phase

Valuation Date, Valuation Time and Valuation Period

Each day on which the net asset value of the shares of any of the Funds is determined is a “Valuation Date.” The value of shares of the Funds held in the Separate Account is determined as of the “Valuation Time,” which is the time of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time) on a Valuation Date. A “Valuation Period” is the period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Accumulation Unit Value

The value of an Accumulation Unit (the “Accumulation Unit Value”) for each Division of the Separate Account will vary from Valuation Date to Valuation Date. The initial Accumulation Unit Value for each Division was set at $1.000000. The Accumulation Unit Value for each Division on any date thereafter is equal to the product of the “Net Investment Factor” for that Division (as defined below) for the Valuation Period which includes such date and the Accumulation Unit Value for that Division on the preceding Valuation Date.

Purchase of Accumulation Units in a Division

of a Separate Account

You may allocate purchase payments among the investment Divisions of the Separate Account and to the fixed account, where available. At the end of each Valuation Period, MML Bay State will apply your purchase payment (after deducting any applicable premium taxes) to each Separate Account Division that you have allocated in order to purchase Accumulation Units of the designated Division(s). These Accumulation Units will be used in determining the value of amounts in the Separate Account credited to the contract on or prior to the maturity date and the amount of variable annuity benefits at maturity. The value of the Accumulation Units in each Division will vary with and will reflect the investment performance and expenses of that Division (which in turn will reflect the investment performance of the corresponding Fund in which the assets of the Division are invested), any applicable taxes and the applicable asset charge.

The Accumulation Unit Value is determined as of the Valuation Time. Provided that the contract application is complete, Accumulation Units are purchased at their Accumulation Unit Value within two days of the date a purchase payment is received in good order at the Annuity Service Center. If the date of receipt is not a Valuation Date, or if the purchase payment is received after the Valuation Time or other than by mail or wire transfer, the value of the Accumulation Units purchased will be determined within two days of the next Valuation Time following the date the payment is received. If an initial purchase payment is not applied within five business days after receipt (due to incomplete or ambiguous application information, for example) the payment amount will be refunded unless specific consent to retain the payment for a longer period is obtained from the prospective purchaser. For subsequent purchase payments, the Valuation Date will be the date which is on or next follows the date of receipt.

Amounts allocated to a fixed account will earn interest at a guaranteed rate for the guarantee period. If, however, a contract owner redeems amounts held in the fixed account, or transfers such sums before the

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expiration of the selected fixed account segment, such sums will be subject to a market value adjustment (“MVA”). The application of the MVA may operate to provide a yield which is less than the return generated pursuant to the guarantee rate. If an applicable fixed account segment is not available, then the formula used to calculate the guaranteed rate available as of the effective date of the application of the MVA (referred to as “j” in the formula described in the fixed account prospectus) will be determined by interpolation or extrapolation of the guaranteed rates for the fixed account segments then available. (Please consult the prospectus for the Fixed Account for more information).

Net Investment Factor

The Net Investment Factor for each Division for any Valuation Period is equal to the sum of the gross investment rate for that Division (as defined below) for the Valuation Period and 1.000000, decreased by the applicable asset charge. The Net Investment Factor may be greater than or less than 1.000000.

Gross Investment Rate

The gross investment rate for each Division of the Separate Account is equal to the net earnings of that Division during the Valuation Period, divided by the value of the net assets of that Division at the beginning of the Valuation Period. The net earnings of the Division is equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Division and an adjustment for taxes paid or provided for. The gross investment rate will be determined in accordance with generally accepted accounting principles and applicable laws, rules and regulations. The gross investment rate may be positive or negative.

The policy of the Separate Account is to take dividends and capital gain distributions on shares of the Funds held by the Separate Account in additional shares and not in cash.

See the General Formulas section for the general formulas which may be used to compute the value of an Accumulation Unit for any Division of the Separate Account, and for an explanation of how a hypothetical illustration using such formulas may be developed.

The Income Phase

When your contract approaches its maturity date, you may choose to have the maturity value of the contract provide you at maturity with either fixed income payments (referred to as the “Fixed Income Option” in your contract), variable monthly income payments [referred to as the “Variable Monthly Income Option” in your contract], or a combination of the two. You also may elect to receive the maturity value in one lump sum. Fixed or variable monthly income payments may be received under several different payment options. If you have made no election within 30 days prior to the maturity date, the contract will provide you with the automatic payment of a variable monthly income under a life income option with payments guaranteed for 10 years.

Fixed Income

If you select a fixed income, then each annuity payment will be for a fixed-dollar amount and will not vary with or reflect the investment performance of the Separate Account or its Divisions. For further information regarding the type of annuity benefit and the payment options available thereunder, you should refer to your contract.

Variable Monthly Income

If you select a variable monthly income, then each annuity payment will be based upon the value of the Annuity Units. This value will vary with and reflect the investment performance of each Division to which

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Annuity Units are credited. The number of Annuity Units will not vary, but will remain fixed during the annuity period unless a contract owner makes transfers to another Division or a joint and survivor payment option with reduced survivor income (as described in the prospectus). Variable monthly income payments will be made by withdrawal of assets from the Separate Account.

Annuity Units and Monthly Payments

The number of Annuity Units in each Division to be credited to a contract is determined in the following manner. First, the value of amounts attributable to a contract for each Division of the Separate Account is determined by multiplying the number of Accumulation Units credited to a Division on the maturity date of the contract by the Accumulation Unit Value of that Division on the payment calculation date for the first variable monthly income payment. Such value is then multiplied by the “purchase rate” (as defined below) to determine the amount of the first variable monthly income payment attributable to each Division. Finally, the amount of the first variable monthly income payment attributable to each Division is divided by the Annuity Unit Value for that Division on the payment calculation date for such payment to determine the number of Annuity Units for that Division.

The dollar amount of each variable monthly income payment (other than the first payment under a contract) is equal to the sum of the products obtained by multiplying the number of Annuity Units in each Division credited to the contract by their value (the “Annuity Unit Value”) on the payment calculation date.

Purchase Rate

The purchase rate for each Division is the amount of variable monthly annuity payment purchased by each $1,000 applied to that Division. The purchase rates which will be applied will be those specified in the contract or those in use by MML Bay State when the first variable monthly income payment is due, whichever provides the higher income. The purchase rate will differ according to the payment option elected. Such rate takes into account the age and year of birth of the annuitant or annuitants. The sex of the annuitant or annuitants will also be considered unless the contract is issued on a unisex basis, including cases issued in connection with an employer-sponsored plan covered by the United States Supreme Court case of Arizona Governing Committee v. Norris.

Assumed Investment Rates

The assumed investment rate for each Separate Account Division will be 4% per annum unless a lower rate is required by state law. The assumed investment rate will affect the amount by which variable monthly income payments will vary from month to month. If the actual net investment performance for a Division for the period between the date any variable monthly income payment is determined and the date the next variable monthly income payment is determined is equivalent on an annual basis to an investment return at the assumed investment rate, then the amount of the next payment attributable to that Division will be equal to the amount of the last payment. If such net investment performance for a Division is equivalent to an investment return greater than the assumed investment rate, the next payment attributable to that Division will be larger than the last; if such net investment performance for a Division is equivalent to a return smaller than the assumed investment rate, then the next payment attributable to that Division will be smaller than the last.

Annuity Unit Value

The Annuity Unit Value for a Division depends on the assumed investment rate and on the Net Investment Factor for that Division. In 1994, the initial Annuity Unit Value for each Division was set at $1.000000. An Annuity Unit Value for a Division on any date thereafter is equal to the Net Investment Factor for the Valuation

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Period which includes such date divided by the sum of 1.000000 plus the rate of interest for the number of days in such Valuation Period at an effective annual rate equal to the assumed investment rate, and multiplied by the Annuity Unit Value for the Division on the preceding Valuation Date.

General Formulas

General Formulas to Determine Accumulation Unit Value and

Annuity Unit Value for any Division of the Separate Account

Gross Investment Rate	=	Net Earnings during Valuation Period Value of Net Assets at beginning of Valuation Period

Net Investment Factor	=	Gross Investment Rate + 1.000000 - Asset Charge

Accumulation Unit Value	=	Accumulation Unit Value on Preceding Valuation Date × Net Investment Factor Annuity Unit Value on Preceding Valuation

Date × Net Investment Factor
Annuity Unit Value	=	1.000000 + rate of interest for days in current Valuation Period at Assumed Investment Rate

Illustration of Computation of Accumulation

and Annuity Unit Value Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that the net earnings of the Division for the Valuation Period were $11,760; that the value of net assets at the beginning of the Valuation Period was $30,000,000; that the asset charge was .000038 per day; that the values of an Accumulation Unit and an Annuity Unit in the Division of the Separate Account on the preceding Valuation Date were $1.135000 and $1.067000, respectively, that the corresponding assumed investment rate was 4% and that the Valuation Period was one day.

The gross investment rate for the Valuation Period would be .000392 ($11,760 divided by $30,000,000). The Net Investment Factor would be 1.000354 (.000392 plus 1.000000 minus .000038). The new Accumulation Unit Value would be $1.1354 ($1.135000 x 1.000354). At an effective annual rate of 4%, the rate of interest for one day is .000107, and the new Annuity Unit Value would be $1.0673 ($1.067000 x 1.000354 divided by 1.000107).

General Formulas to Determine Variable Monthly Income

Payments and Number of Annuity Units for any Division of the

Separate Account

First Variable Monthly Income Payment	=	Accumulation Units Applied × Accumulation Unit Value on Payment Calculation Date for First Variable Monthly Annuity Payment

Number of Annuity Units	=	First Variable Monthly Annuity Payment Annuity Unit Value on Payment Calculation Date for First Variable Monthly Income Payment

Amount of Subsequent Value Variable Income Payments	=	Number of Annuity Units × Annuity Unit Value on the Applicable Payment Calculation Date

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Illustration of Computation of Variable Monthly Income

Payments for a Contract Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that 35,000 Accumulation Units in a Division of the Separate Account were to be applied; that the purchase rate for the assumed investment rate and payment option elected was $5.65 per $1,000; that the Accumulation Unit Value of such Division on the payment calculation date for the first variable monthly income payment was $1.350000; and that the Annuity Unit Value of such Division on the payment calculation date for the first variable monthly income was $1.200000 and for the second variable monthly income payment was $1.20050.

The first variable monthly income payment would be $266.96 (35,000 X 1.350000 X .005650). The number of Annuity Units of such Division credited would be 222.467 ($266.96 divided by $1.200000). The amount of the second variable monthly income payment would be $267.07 (222.467 X $1.200500). If the contract has Annuity Units credited in more than one Division of a Separate Account, the above computation would be made for each Division and the variable monthly income payment would be equal to the sum thereof.

PERFORMANCE MEASURES

MML Bay State may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

Standardized Average Annual Total Return

MML Bay State will show standardized average annual total returns for each Separate Account Division that has been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge, the annual administrative charge, and all other Fund, Separate Account and contract level charges, except premium taxes, if any. The annual administrative charge will be apportioned among the Divisions of the Separate Account based upon the percentage of in-force contracts investing in each of the Divisions.

If a Separate Account Division has been in existence for less than one year, MML Bay State will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

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The standardized average annual total returns for the Divisions for the period ended December 31, 2002, are listed in the Standardized Total Returns table below.

Standardized Total Returns through 12/31/02

The following numbers are SEC required returns for 1 year, 5 year and since inception of the funds within the contract. The numbers assume a single $1,000 payment made at the beginning of the period and full redemption at the end. They assume that the contract is redeemed and reflect all fund and contract level charges, except premium taxes, if any.

Division	Since Inception Within the Contract	5 Year	1 Year
MML Blend	4.32%	(3.21)%	(18.27)%
MML Equity	4.33	(6.60)	(26.25)
MML Managed Bond	6.59	4.85	1.46
MML Money Market(5)	3.10	2.37	(5.56)
Oppenheimer Aggressive Growth	4.31	(4.01)	(34.64)
Oppenheimer Bond	5.57	3.75	2.10
Oppenheimer Capital Appreciation	9.40	0.12	(33.84)
Oppenheimer Global Securities(4)	5.69	3.34	(29.03)
Oppenheimer High Income(3)	3.66	(1.90)	(9.32)
Oppenheimer Main Street® Growth and Income(2)	6.80	(5.53)	(25.85)
Oppenheimer Money(5)	3.24	2.53	(5.37)
Oppenheimer Multiple Strategies	6.45	1.10	(17.25)
Oppenheimer Main Street® Small Cap(1)	(2.79)	—	(22.37)
Oppenheimer Strategic Bond(3)	5.02	2.16	0.37

(1)	Oppenheimer Main Street® Small Cap was added to the contract 5/1/98 and prior to 5/1/01 it was called Oppenheimer Small Cap Growth. Investments in companies with small market capitalization (“small caps”) may be subject to special risks given their characteristic narrow markets, limited financial resources, and less liquid stocks, all which may cause price volatility.
(2)	Oppenheimer Main Street® Growth & Income was added to the contract 7/3/95.
(3)	Investments in high yielding debt securities are generally subject to greater market fluctuations and risk of loss of income and principal than are investments in lower yielding debt securities.
(4)	There are special risks associated with international investing, such as political changes and currency fluctuation. These risks are heightened in emerging markets.
(5)	An investment in the Money Market Division is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Division seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Division.

Non-Standard Total Returns

MML Bay State will also show total returns based on historical performance of the Divisions and underlying funds. MML Bay State may assume the contracts were in existence prior to their inception date (November 14, 1994), which they were not. Total return percentages include all fund level expenses, total separate account expenses and all contract level charges. The returns do not include premium taxes, if any. If premium taxes were included, returns would be less than those shown.

We may also calculate total return percentages which include fund expenses and total separate account expenses. The total return percentages will not include the contingent deferred sales charge, annual maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

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Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

The performance figures discussed in the Average Annual Total Returns table below, are calculated on the basis of the historical performance of the funds, and may assume the contracts were in existence prior to their inception date (November 14, 1994) which they were not.

Beginning on the contract inception date (November 14, 1994), actual accumulation unit values are used to calculate the returns. Beginning on July 3, 1995, for the Oppenheimer Main Street® Growth & Income Fund/VA and May 1, 1998, for the Oppenheimer Main Street® Small Cap Fund/VA, actual accumulation unit values are used to calculate the returns.

Average Annual Total Returns – Reflect Fund and Separate Account Level Charges

Fund(1) (Inception)	Since Inception Of Fund	10 Year 12/31/92-12/31/02	5 Year 12/31/97-12/31/02	3 Year 12/31/99-12/31/02	1 Year 12/31/01-12/31/02	Year to Date (Cumulative) 12/31/02
MML Blend (2/03/84)	—	4.51%	(2.70)%	(7.18)%	(12.76)%	(12.76)%
MML Equity (9/15/71)	—	4.73	(5.96)	(12.21)	(20.67)	(20.67)
MML Managed Bond (12/16/81)	—	5.74	5.18	7.63	6.90	6.90
MML Money Market (12/16/81)(6)(7)	—	—	2.74	2.21	(0.12)	(0.12)
Oppenheimer Aggressive Growth/VA (8/15/86)	8.24%	5.17	(3.25)	(24.97)	(28.80)	(28.80)
Oppenheimer Bond/VA (4/03/85)	—	5.42	4.12	6.15	7.56	7.56
Oppenheimer Capital Appreciation/VA (4/03/85)	—	8.64	0.89	(15.11)	(27.88)	(27.88)
Oppenheimer Global Securities/VA (11/12/90)(5)	7.88	10.37	3.96	(11.63)	(23.22)	(23.22)
Oppenheimer High Income/VA (4/30/86)(4)	7.65	5.21	(1.34)	(2.79)	(3.75)	(3.75)
Oppenheimer Main Street® Growth & Income/VA (7/5/95)(3)	7.18	—	(4.58)	(13.91)	(19.93)	(19.93)
Oppenheimer Money (4/3/85)(7)	4.01	3.06	2.88	2.37	0.06	0.06
Oppenheimer Multiple Strategies/VA (2/09/87)	7.67	6.57	1.63	(2.23)	(11.65)	(11.65)
Oppenheimer Main Street® Small Cap/VA (5/01/98)(2)	(2.15)	—	—	(13.05)	(16.92)	(16.92)
Oppenheimer Strategic Bond/VA (5/03/93)(4)	4.34	—	2.67	3.50	5.95	5.95

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Average Annual Total Returns – Reflect Fund, Separate Account and Contract Level Charges*

Fund(1) (Inception)	Since Inception Of Fund	10 Year 12/31/92-12/31/02	5 Year 12/31/97-12/31/02	3 Year 12/31/99-12/31/02	1 Year 12/31/01-12/31/02	Year to Date (Cumulative) 12/31/02
MML Blend (2/03/84)	—	4.44%	(3.21)%	(8.71)%	(18.27)%	(18.27)%
MML Equity (9/15/71)	—	4.62	(6.60)	(13.99)	(26.25)	(26.25)
MML Managed Bond (12/16/81)	—	5.71	4.85	6.55	1.46	1.46
MML Money Market (12/16/81)(6)(7)	—	—	2.37	1.01	(5.56)	(5.56)
Oppenheimer Aggressive Growth/VA (8/15/86)	8.01%	4.92	(4.01)	(27.78)	(34.64)	(34.64)
Oppenheimer Bond/VA (4/03/85)	—	5.37	3.75	5.02	2.10	2.10
Oppenheimer Capital Appreciation/VA (4/03/85)	—	8.32	0.12	(17.45)	(33.84)	(33.84)
Oppenheimer Global Securities/VA (11/12/90)(5)	7.54	10.17	3.34	(13.64)	(29.03)	(29.03)
Oppenheimer High Income/VA (4/30/86)(4)	7.57	5.09	(1.90)	(4.26)	(9.32)	(9.32)
Oppenheimer Main Street® Growth & Income/VA (7/5/95)(3)	6.76	—	(5.53)	(16.18)	(25.85)	(25.85)
Oppenheimer Money (4/3/85)(7)	—	—	2.53	1.18	(5.37)	(5.37)
Oppenheimer Multiple Strategies/VA (2/09/87)	7.55	6.44	1.10	(3.70)	(17.25)	(17.25)
Oppenheimer Main Street® Small Cap/VA (5/01/98)(2)	(2.79)	—	—	(14.73)	(22.37)	(22.37)
Oppenheimer Strategic Bond/VA (5/03/93)(4)	4.15	—	2.16	2.18	0.37	0.37

(1)	The returns for all funds assume they had been part of the contract for the periods shown and reflect applicable charges. The inception date of contract was 11/14/94.
(2)	Oppenheimer Main Street® Small Cap was added to the contract 5/1/98 and prior to 5/1/01 it was called Oppenheimer Small Cap Growth. Investments in companies with small market capitalization (“small caps”) may be subject to special risks given their characteristic narrow markets, limited financial resources, and less liquid stocks, all which may cause price volatility.
(3)	Oppenheimer Main Street® Growth & Income was added to the contract 7/3/95.
(4)	Investments in high yielding debt securities are generally subject to greater market fluctuations and risk of loss of income and principal than are investments in lower yielding debt securities.
(5)	There are special risks associated with international investing, such as political changes and currency fluctuation. These risks are heightened in emerging markets.
(6)	Information to calculate returns is only available for 1996 and later.
(7)	An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Performance information for the Separate Account Divisions may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) compared to indices; (c) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (d) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

MML Bay State may also show yield and effective yield for the MML Money Market Division and the Oppenheimer Money Division over a seven-day period, which MML Bay State then “annualizes”. This means that when MML Bay State calculates yield, it assumes that the amount of money the investment earns for the week is earned each week over a 52-week period. MML Bay State shows this as a percentage of the investment.

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MML Bay State calculates the “effective yield” similarly but when it annualizes the amount, MML Bay State assumes the income earned is re-invested. Therefore, the effective yield may be slightly higher than the yield because of the compounding effect.

These figures will reflect a deduction for Fund, Separate Account, and certain contract level charges and the annual administrative charge assuming such contract remains in force. The administrative charge is based on a hypothetical contract where such charge is applicable. These figures do not reflect the contingent deferred sales charge or premium taxes (if any), which if included would reduce the yields.

The 7-day yield and effective yield for the MML Money Market Division and the Oppenheimer Money Division for the period ended December 31, 2002 are as follows:

	MML Money Market Division	Oppenheimer Money Division
Before the Annual Administrative Charge deduction
Yield	(0.46)%	(0.38)%
Effective Yield	(0.46)	(0.37)
After the Annual Administrative Charge deduction of 0.061%
Yield	(0.53)%	(0.44)%
Effective Yield	(0.52)	(0.44)

FEDERAL TAX MATTERS

General

Note: The following description is based upon the MML Bay State’s understanding of current federal income tax law applicable to annuities in general. MML Bay State cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MML Bay State does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified arrangements there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

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MML Bay State is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from MML Bay State, and its operations form a part of MML Bay State.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

MML Bay State intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

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Due to the uncertainty in this area, MML Bay State reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

Under Section 72(u) of the Code, the investment earnings on premiums for the contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person or to contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal.

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Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the MML Bay State’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MML Bay State in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For contributions made for 2003 and succeeding years, the limits are

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described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2003 is $12,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $3,000 for tax years beginning in 2002 through 2004, $4,000 for tax years beginning in 2005 through 2007, and $5000 for tax years beginning in 2008

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and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $3,000 annual limitation applies to all of a taxpayer’s 2003 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or more, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities), and 408 (b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after severance from

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employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; and (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8)of the Code); and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the 2002 Final and Temporary Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Tax Sheltered Annuities—Withdrawal Limitations

The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the owner: (1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the contract owner’s value which represents contributions made by the owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between tax sheltered annuity plans. Contract owners should consult their own tax counsel or other tax adviser regarding any distributions.

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Section 457(b) Deferred Compensation (“Section 457(b)”) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457(b) plan in any tax year is generally 100% of the employee’s includible compensation, up to $12,000 in 2003, which increases in $1,000 annual increments until it reaches $15,000 in 2006. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457(b) plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer or trustee, as appropriate. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457(b) plan provisions. Presently, tax-free transfers of assets in a tax-exempt Section 457(b) plan can only be made to another tax-exempt Section 457(b) plan in certain limited cases. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of contracts for use with Section 457(b) plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

EXPERTS

The financial statements included in this Statement of Additional Information for the MML Bay State Variable Annuity Separate Account 1—LifeTrust, and the audited statutory statements of financial position of MML Bay State Life Insurance Company as of December 31, 2002 and 2001, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for the years ended December 31, 2002, 2001, and 2000 included elsewhere in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, (which report on MML Bay State Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2001, of certain accounting practices as a result of the State of Connecticut Insurance Department’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual, which practices differ from accounting principles generally accepted in the United States of America) and have been so included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

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Independent Auditors’ Report

To the Board of Directors and Contract Owners of

MML Bay State Life Insurance Company

Springfield, Massachusetts

We have audited the accompanying statement of assets and liabilities of each of the divisions of the MML Bay State Variable Annuity Separate Account 1 - LifeTrust (“the Account”), as of December 31, 2002, the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002 by correspondence with investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account as of December 31, 2002, the results of its operations for the year then ended and its changes in net assets for the years ended December 31, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

February 17, 2003

MML Bay State Variable Annuity Separate Account 1 - LifeTrust

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division

ASSETS
Investments
Number of shares (Note 2)	802,764	485,013	583,542	7,205,464	732,925	743,488	1,613,084

Identified cost (Note 3B)	$16,276,742	$14,655,637	$7,208,310	$7,197,515	$43,320,030	$8,165,653	$63,443,632

Value (Note 3A)	$10,173,516	$8,049,711	$7,285,763	$7,197,530	$21,423,402	$8,408,845	$42,940,303

Dividends receivable	-	-	-	5,891	-	-	-
Receivable from MML Bay State Life Insurance Company	-	-	-	-	-	-	-

Total assets	10,173,516	8,049,711	7,285,763	7,203,421	21,423,402	8,408,845	42,940,303

LIABILITIES
Annuitant mortality fluctuation reserve (Note 3D)	1,744	-	-	-	426	-	5,815
Payable to MML Bay State Life Insurance Company	774	325	227	254	21,644	151	29,136

Total liabilities	2,518	325	227	254	22,070	151	34,951

NET ASSETS	$10,170,998	$8,049,386	$7,285,536	$7,203,167	$21,401,332	$8,408,694	$42,905,352

Net Assets:
Accumulation units - value	$10,098,582	$8,049,386	$7,285,536	$7,203,167	$21,387,189	$8,408,694	$42,711,723
Annuity reserves (Note 3E)	72,416	-	-	-	14,143	-	193,629

Net assets	$10,170,998	$8,049,386	$7,285,536	$7,203,167	$21,401,332	$8,408,694	$42,905,352

Accumulation units (Note 7 and 8)
Contract owners	7,104,758	5,640,596	4,325,809	5,597,677	14,762,746	5,386,582	19,978,755

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)
December 31, 2002	$1.43	$1.43	$1.68	$1.29	$1.45	$1.56	$2.15
December 31, 2001	1.63	1.80	1.58	1.29	2.03	1.45	2.96

See Notes to Financial Statements.

MML Bay State Variable Annuity Separate Account 1 - LifeTrust

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2002

	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division

ASSETS
Investments
Number of shares (Note 2)	1,603,699	1,593,150	2,919,928	3,186,428	7,387,831	1,609,176	4,511,696

Identified cost (Note 3B)	$42,375,328	$13,415,443	$62,777,382	$3,443,468	$7,387,831	$25,934,724	$21,842,925

Value (Note 3A)	$28,385,469	$11,964,554	$44,733,297	$2,966,844	$7,387,831	$21,176,758	$20,618,452

Dividends receivable	-	-	-	-	2,202	-	-
Receivable from MML Bay State Life Insurance Company	-	7,465	-	7,751	-	-	-

Total assets	28,385,469	11,972,019	44,733,297	2,974,595	7,390,033	21,176,758	20,618,452

LIABILITIES
Annuitant mortality fluctuation reserve (Note 3D)	1,239	124	672	-	-	229	732
Payable to MML Bay State Life Insurance Company	36,816	-	38,630	-	255	8,707	704

Total liabilities	38,055	124	39,302	-	255	8,936	1,436

NET ASSETS	$28,347,414	$11,971,895	$44,693,995	$2,974,595	$7,389,778	$21,167,822	$20,617,016

Net Assets:
Accumulation units - value	$28,305,500	$11,967,773	$44,671,602	$2,974,595	$7,389,778	$21,160,221	$20,592,663
Annuity reserves (Note 3E)	41,914	4,122	22,393			7,601	24,353

Net assets	$28,347,414	$11,971,895	$44,693,995	$2,974,595	$7,389,778	$21,167,822	$20,617,016

Accumulation units (Note 7 and 8)
Contract owners	17,523,055	8,817,253	26,559,537	3,292,207	5,685,861	12,558,859	13,628,562

NET ASSET VALUE PER ACCUMULATION UNIT (Note 8)
December 31, 2002	$1.62	$1.36	$1.68	$0.90	$1.30	$1.69	$1.51
December 31, 2001	2.10	1.41	2.10	1.09	1.30	1.91	1.43

See Notes to Financial Statements.

MML Bay State Variable Annuity Separate Account 1 - LifeTrust

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2002

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division

Investment income

Dividends (Note 3B)	$351,411	$266,739	$341,729	$115,190	$204,924	$524,620	$360,182

Expenses

Mortality and expense risk fees (Note 4)	171,806	142,121	76,269	125,860	393,117	109,075	784,517

Net investment income (loss) (Note 3C)	179,605	124,618	265,460	(10,670)	(188,193)	415,545	(424,335)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(2,717,822)	(2,703,595)	51,356	4,376	(2,102,683)	(168,107)	(2,108,660)

Change in net unrealized appreciation/depreciation of investments	778,898	130,600	74,475	(2,962)	(7,941,518)	319,341	(17,199,595)

Net gain (loss) on investments	(1,938,924)	(2,572,995)	125,831	1,414	(10,044,201)	151,234	(19,308,255)

Net increase (decrease) in net assets resulting from operations	$(1,759,319)	$(2,448,377)	$391,291	$(9,256)	$(10,232,394)	$566,779	$(19,732,590)

See Notes to Financial Statements.

MML Bay State Variable Annuity Separate Account 1 - LifeTrust

STATEMENT OF OPERATIONS (Continued)

For the Year Ended December 31, 2002

	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division

Investment income

Dividends (Note 3B)	$213,981	$1,511,695	$451,910	$-	$102,621	$1,297,030	$1,700,869

Expenses

Mortality and expense risk fees (Note 4)	518,159	189,744	800,594	54,317	99,045	343,085	293,661

Net investment income (loss) (Note 3C)	(304,178)	1,321,951	(348,684)	(54,317)	3,576	953,945	1,407,208

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments (Notes 3B, 3C & 6)	(596,124)	(2,124,157)	(2,463,055)	(651,162)	-	(1,400,530)	(654,198)

Change in net unrealized appreciation/depreciation of investments	(8,850,852)	216,766	(10,000,280)	(105,577)	-	(2,815,685)	454,463

Net gain (loss) on investments	(9,446,976)	(1,907,391)	(12,463,335)	(756,739)	-	(4,216,215)	(199,735)

Net increase (decrease) in net assets resulting from operations	$(9,751,154)	$(585,440)	$(12,812,019)	$(811,056)	$3,576	$(3,262,270)	$1,207,473

See Notes to Financial Statements.

MML Bay State Variable Annuity Separate Account 1 - Life Trust

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2002

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division
Increase ( decrease) in net assets

Operations:

Net investment income (loss)	$179,605	$124,618	$265,460	$(10,670)	$(188,193)	$415,545	$(424,335)

Net realized gain (loss) on investments	(2,717,822)	(2,703,595)	51,356	4,376	(2,102,683)	(168,107)	(2,108,660)

Change in net unrealized appreciation/depreciation of investments	778,898	130,600	74,475	(2,962)	(7,941,518)	319,341	(17,199,595)

Net increase (decrease) in net assets resulting from operations	(1,759,319)	(2,448,377)	391,291	(9,256)	(10,232,394)	566,779	(19,732,590)

Capital transactions: (Note 7)

Net contract payments	132,378	123,159	54,320	77,196	235,202	85,854	442,249

Transfer to Guaranteed Principal Account	-	-	-	-	-	-	-

Withdrawal of funds	(1,912,610)	(1,261,917)	(1,269,726)	(7,118,585)	(3,846,187)	(1,052,636)	(7,827,324)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(371)	(968)	153	80	4,442	21,017	5,742

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	2,039	-	-	-	15,494	-	55,077

Annuity benefit payments	(8,836)	-	-	-	(23,283)	-	(144,218)

Withdrawal due to administrative and contingent deferred sales charges	(5,597)	(6,386)	(1,728)	(4,248)	(16,103)	(2,298)	(29,451)

Divisional transfers	(815,935)	(1,054,286)	4,308,246	3,062,641	(2,105,534)	1,730,324	(4,377,143)

Net increase (decrease) in net assets resulting from capital transactions	(2,608,932)	(2,200,398)	3,091,265	(3,982,916)	(5,735,969)	782,261	(11,875,068)

Total increase (decrease)	(4,368,251)	(4,648,775)	3,482,556	(3,992,172)	(15,968,363)	1,349,040	(31,607,658)

NET ASSETS, at beginning of the year	14,539,249	12,698,161	3,802,980	11,195,339	37,369,695	7,059,654	74,513,010

NET ASSETS, at end of the year	10,170,998	8,049,386	7,285,536	7,203,167	21,401,332	8,408,694	42,905,352

See Notes to Financial Statements.

MML Bay State Variable Annuity Separate Account 1 - Life Trust

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the Year Ended December 31, 2002

	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division
Increase (decrease) in net assets

Operations:

Net investment income (loss)	$(304,178)	$1,321,951	$(348,684)	$(54,317)	$3,576	$953,945	$1,407,208

Net realized gain (loss) on investments	(596,124)	(2,124,157)	(2,463,055)	(651,162)	-	(1,400,530)	(654,198)

Change in net unrealized appreciation/depreciation of investments	(8,850,852)	216,766	(10,000,280)	(105,577)	-	(2,815,685)	454,463

Net increase (decrease) in net assets resulting from operations	(9,751,154)	(585,440)	(12,812,019)	(811,056)	3,576	(3,262,270)	1,207,473

Capital transactions: (Note 7)

Net contract payments	377,691	50,942	654,314	160,698	150,500	244,057	153,250

Transfer to Guaranteed Principal Account	-	-	-	-	-	-	-

Withdrawal of funds	(5,266,541)	(2,884,972)	(8,545,137)	(1,143,870)	(2,009,581)	(3,189,183)	(3,041,354)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	4,545	2,021	(130)	605	99	662	(1,732)

Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	(2,422)	14,690	(2,587)	-	-	(75)	(3,380)

Annuity benefit payments	(10,906)	(19,677)	(7,627)	-	-	(1,018)	(8,608)

Withdrawal due to administrative and contingent deferred sales charges	(18,766)	(5,199)	(32,770)	(1,717)	(1,844)	(8,407)	(7,036)

Divisional transfers	(2,026,374)	97,702	(2,966,370)	1,207,867	3,224,482	(1,154,767)	869,148

Net increase (decrease) in net assets resulting from capital transactions	(6,942,773)	(2,744,493)	(10,900,307)	223,583	1,363,656	(4,108,731)	(2,039,712)

Total increase (decrease)	(16,693,927)	(3,329,933)	(23,712,326)	(587,473)	1,367,232	(7,371,001)	(832,239)

NET ASSETS, at beginning of the year	45,041,341	15,301,828	68,406,321	3,562,068	6,022,546	28,538,823	21,449,255

NET ASSETS, at end of the year	$28,347,414	$11,971,895	$44,693,995	$2,974,595	$7,389,778	$21,167,822	$20,617,016

See Notes to Financial Statements.

MML Bay State Variable Annuity Separate Account 1 - LifeTrust

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2001

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$2,968,448	$3,808,526	$184,789	$224,321	$7,344,820	$311,332	$7,687,189
Net realized gain (loss) on investments	(1,585,828)	(1,383,271)	47,351	(9,028)	3,186,657	(168,003)	4,523,790
Change in net unrealized appreciation/depreciation of investments	(2,629,071)	(5,153,234)	(45,071)	2,978	(31,861,307)	157,017	(25,397,882)

Net increase (decrease) in net assets resulting from operations	(1,246,451)	(2,727,979)	187,069	218,271	(21,329,830)	300,346	(13,186,903)

Capital transactions: (Note 7)
Net contract payments	186,122	219,074	83,002	47,707	531,711	253,724	727,255
Withdrawal of funds	(1,929,338)	(1,593,177)	(521,383)	(4,273,891)	(4,518,170)	(523,173)	(8,971,942)
Transfer due to reimbursement (payment) of accumulation unit value fluctuation	7,085	18,186	(966)	(10)	107,411	(1,022)	49,814
Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	(9,809)	-	-	-	(13,541)	-	(23,078)
Annuity benefit payments	(8,244)	-	-	-	(15,425)	-	(109,801)
Withdrawal due to administrative and contingent deferred sales charges	(5,737)	(6,852)	(919)	(2,263)	(18,568)	(1,550)	(32,004)
Divisional transfers	(20,943)	(266,088)	1,056,645	8,135,108	(5,833,853)	1,916,145	(1,623,669)

Net increase (decrease) in net assets resulting from capital transactions	(1,780,864)	(1,628,857)	616,379	3,906,651	(9,760,435)	1,644,124	(9,983,425)

Total increase (decrease)	(3,027,315)	(4,356,836)	803,448	4,124,922	(31,090,265)	1,944,470	(23,170,328)

NET ASSETS, at beginning of the year	17,566,564	17,054,997	2,999,532	7,070,417	68,459,960	5,115,184	97,683,338

NET ASSETS, at end of the year	$14,539,249	$12,698,161	$3,802,980	$11,195,339	$37,369,695	$7,059,654	$74,513,010

See Notes to Financial Statements.

MML Bay State Variable Annuity Separate Account 1 - LifeTrust

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the Year Ended December 31, 2001

	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	*Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$6,701,198	$1,576,174	$(624,888)	$(46,815)	$104,465	$2,209,306	$1,111,474
Net realized gain (loss) on investments	2,265,156	(2,376,647)	2,256,118	(471,211)	-	20,695	(479,660)
Change in net unrealized appreciation/depreciation of investments	(16,978,253)	984,313	(11,543,652)	381,736	-	(2,046,585)	117,457

Net increase (decrease) in net assets resulting from operations	(8,011,899)	183,840	(9,912,422)	(136,290)	104,465	183,416	749,271

Capital transactions: (Note 7)
Net contract payments	623,279	74,237	2,100,438	100,722	359,207	372,816	215,051
Withdrawal of funds	(5,445,543)	(2,394,311)	(8,789,380)	(608,118)	(1,574,862)	(2,988,561)	(2,662,272)
Transfer due to reimbursement (payment) of accumulation unit value fluctuation	14,731	46	89,000	976	(3,112)	8,306	(37,599)
Net charge (credit) to annuitant mortality fluctuation reserve (Note 3D)	33,200	(6,622)	1,943	-	-	(967)	38,408
Annuity benefit payments	(4,234)	(10,502)	(8,013)	-	-	(953)	(8,690)
Withdrawal due to administrative and contingent deferred sales charges	(16,707)	(4,902)	(33,436)	(1,247)	(1,188)	(7,798)	(6,720)
Divisional transfers	(2,003,764)	(1,104,793)	(5,337,890)	516,600	3,379,849	1,526,713	(340,060)

Net increase (decrease) in net assets resulting from capital transactions	(6,799,038)	(3,446,847)	(11,977,338)	8,933	2,159,894	(1,090,444)	(2,801,882)

Total increase (decrease)	(14,810,937)	(3,263,007)	(21,889,760)	(127,357)	2,264,359	(907,028)	(2,052,611)

NET ASSETS, at beginning of the year	59,852,278	18,564,835	90,296,081	3,689,425	3,758,187	29,445,851	23,501,866

NET ASSETS, at end of the year	$45,041,341	$15,301,828	$68,406,321	$3,562,068	$6,022,546	$28,538,823	$21,449,255

*	Prior to May 1, 2001, this Division was called the Oppenheimer Small Cap Growth Division.

See Notes to Financial Statements.

MML Bay State Variable Annuity Separate Account 1 - LifeTrust

Notes To Financial Statements

1.	HISTORY

MML Bay State Variable Annuity Separate Account 1 (“Separate Account 1”) is a separate investment account established on January 14, 1994 by MML Bay State Life Insurance Company (“MML Bay State”). MML Bay State is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Separate Account 1 is used exclusively for MML Bay State’s flexible purchase payment individual variable annuity contract, known as LifeTrust.

On November 15, 1994, MML Bay State paid $60,000 to provide the initial capital for Separate Account 1’s twelve initial divisions: 14,099 shares were purchased in the two management investment companies described in Note 2.

On July 5, 1995, MML Bay State paid $5,000 to establish Separate Account 1’s thirteenth division: the Oppenheimer Main Street Growth & Income Division (formerly the Growth & Income Division) purchased 500 shares of the Oppenheimer Main Street® Growth & Income Fund/VA (formerly the Oppenheimer Growth & Income Fund/VA), described in Note 2.

The Separate Account 1 operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account 1 are clearly identified and distinguished from MML Bay State’s other assets and liabilities. The Separate Account 1 assets are not chargeable with liabilities arising out of any other business MML Bay State may conduct.

2.	INVESTMENT OF THE SEPARATE ACCOUNT 1’s ASSETS

Separate Account 1 consists of fourteen divisions. Each division invests in corresponding shares of either the MML Series Investment Fund (“MML Trust”) or Oppenheimer Variable Account Funds (“Oppenheimer Funds”).

MML Trust is an open-end, management investment company registered under the 1940 Act. Four of its fourteen separate series are available to the Separate Account 1 contract owners: MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and the MML Money Market Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company Inc. (“Babson”), a controlled subsidiary of MassMutual, serves as the sub-adviser to the MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund. MassMutual has entered into sub-advisory agreements with Babson and with Alliance Capital Management L.P. (“Alliance Capital”) on February 12, 2002 whereby Babson and Alliance Capital each manage a portion of the portfolio of the MML Equity Fund.

Oppenheimer Funds is a open-end, diversified, management investment company registered under the 1940 Act, with ten of its Funds available to the Separate Account 1 contract owners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street® Growth & Income Fund/VA, Oppenheimer Main Street® Small Cap Fund/VA (prior to May 1, 2001, this Fund/VA was called the Oppenheimer Small Cap Growth Fund/VA), Oppenheimer Money Fund/VA, Oppenheimer Multiple Strategies Fund/VA, and Oppenheimer Strategic Bond Fund/VA. Oppenheimer Funds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

In addition to the fourteen divisions of the Separate Account 1, a contract owner, in certain states, may also allocate funds to the Fixed Account. Proceeds from the Fixed Account will be deposited in a non-unitized segment of MML Bay State’s general account organized as a separate account for accounting purposes.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by Separate Account 1 in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

Notes To Financial Statements (Continued)

A.	Investment Valuation

Investments in the MML Trust and the Oppenheimer Funds are each stated at market value which is the net asset value of each of the respective underlying funds.

B.	Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income, and gains from realized gain distributions, are recorded on the ex-dividend date.

C.	Federal Income Taxes

Operations of Separate Account 1 form a part of the total operations of MML Bay State, and Separate Account 1 is not taxed separately. MML Bay State is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account 1 will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to Contracts which depend on Separate Account 1’s investment performance. Accordingly, no provision for federal income tax has been made. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account 1.

D.	Annuitant Mortality Fluctuation Reserve

Separate Account 1 maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is increased quarterly for mortality gains and its proportionate share of any increases in value. The reserve is charged quarterly for mortality losses and its proportionate share of any decreases in value. Transfers to or from MML Bay State are then made quarterly to adjust Separate Account 3. Net transfers from MML Bay State to Separate Account 1 totaled $81,715 and $2,392 for the years ended December 31, 2002 and 2001. The reserve is subject to a maximum of 3% of Separate Account 3’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MML Bay State. The reserve is not available to owners of contracts except to the extent necessary to cover mortality losses under the contracts.

E.	Annuity Reserve

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1983 Annuity Table a, with Projection Scale G. Separate Account 1 has an annuity reserve of $380,571 as of December 31, 2002.

F.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

An asset charge is computed against the net asset value of Separate Account 1’s assets (“Net Asset Value”). The asset charge is currently equivalent on an annual basis to 1.40% of the Net Asset Value. The mortality and expense risk part of this charge is made daily at an annual rate which is currently equal to 1.15%, and will not exceed 1.25% of the Net Asset Value. The administrative expense part of the charge is made daily at an annual rate of 0.15%. The third component of the asset charge is a charge of 0.10% of the Net Asset Value assessed to reimburse MML Bay State for the cost of providing the enhanced death benefit under the contract. MML Bay State also charges for administrative costs and may impose a contingent deferred sales charge and a premium tax charge upon redemption, maturity or annuitization.

The mortality risk is a risk that the group of lives MML Bay State insures may, on average, live for shorter periods of time than MML Bay State estimated. The mortality risk is fully borne by MML Bay State and may result in additional amounts

Notes To Financial Statements (Continued)

being transferred into Separate Account 1 by MML Bay State to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to MML Bay State.

5.	DISTRIBUTION AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, MML Bay State and Separate Account 1. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, serves as co-underwriter of the contracts pursuant to underwriting and servicing agreements among MMLISI, MML Bay State and Separate Account 1. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable contract agents under applicable state insurance laws.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by MML Bay State on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their activities as underwriters of the contracts.

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division

Cost of purchases	$550,288	$540,334	$5,462,806	$11,493,214	$1,410,062	$3,631,957	$3,411,003

Proceeds from sales	(2,969,216)	(2,620,232)	(2,106,654)	(15,476,911)	(7,319,022)	(2,433,133)	(15,712,650)

	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division

Cost of purchases	$5,846,785	$5,220,656	$1,815,584	$3,075,273	$9,352,528	$2,369,314	$3,198,578

Proceeds from sales	(13,137,493)	(6,656,904)	(12,996,646)	(2,914,273)	(7,911,249)	(5,515,439)	(3,948,362)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

The changes in units outstanding for the years ended December 31, 2002 and 2001 were as follows:

December 31, 2002	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division

Units purchased	85,538	77,026	33,811	59,917	135,942	58,237	171,489

Units withdrawn	(1,187,541)	(760,461)	(724,721)	(4,721,689)	(2,238,513)	(709,064)	(3,049,561)

Units transferred between divisions	(661,406)	(734,726)	2,602,968	1,569,817	(1,489,160)	1,173,027	(2,185,316)

Net increase (decrease)	(1,763,409)	(1,418,161)	1,912,058	(3,091,955)	(3,591,731)	522,200	(5,063,388)

Units, at beginning of the year	8,868,167	7,058,757	2,413,751	8,689,632	18,354,477	4,864,382	25,042,143

Units, at end of the year	7,104,758	5,640,596	4,325,809	5,597,677	14,762,746	5,386,582	19,978,755

December 31, 2002 (Continued)	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division

Units purchased	192,008	36,745	329,847	150,977	115,831	134,136	105,926

Units withdrawn	(2,739,802)	(2,051,986)	(4,320,414)	(1,060,771)	(1,341,744)	(1,674,398)	(2,083,079)

Units transferred between divisions	(1,327,088)	(13,373)	(1,999,299)	926,625	2,275,061	(860,938)	589,998

Net increase (decrease)	(3,874,882)	(2,028,614)	(5,989,866)	16,831	1,049,148	(2,401,200)	(1,387,155)

Units, at beginning of the year	21,397,937	10,845,867	32,549,403	3,275,376	4,636,713	14,960,059	15,015,717

Units, at end of the year	17,523,055	8,817,253	26,559,537	3,292,207	5,685,861	12,558,859	13,628,562

December 31, 2001	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division

Units purchased	112,580	112,078	54,184	37,307	227,736	172,810	230,014

Units withdrawn	(1,159,045)	(819,381)	(334,876)	(3,183,006)	(1,981,502)	(344,281)	(2,794,499)

MML Bay State Life Insurance Company units withdrawn	(5,000)	(5,000)	(5,000)	(5,000)	(5,000)	(5,000)	(5,000)

Units transferred between divisions	(32,113)	(201,183)	674,136	6,229,953	(2,663,552)	1,294,915	(628,996)

Net increase (decrease)	(1,083,578)	(913,486)	388,444	3,079,254	(4,422,318)	1,118,444	(3,198,481)

Units, at beginning of the year	9,951,745	7,972,243	2,025,307	5,610,378	22,776,795	3,745,938	28,240,624

Units, at end of the year	8,868,167	7,058,757	2,413,751	8,689,632	18,354,477	4,864,382	25,042,143

December 31, 2001 (Continued)	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer Main Street® Growth & Income Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division

Units purchased	288,460	51,708	961,937	105,007	277,971	191,245	152,976

Units withdrawn	(2,491,994)	(1,630,722)	(4,023,262)	(639,337)	(1,236,854)	(1,450,167)	(1,830,484)

MML Bay State Life Insurance Company units withdrawn	(5,000)	(5,000)	(5,000)	-	(5,000)	(5,000)	(5,000)

Units transferred between divisions	(1,060,973)	(782,805)	(2,459,569)	471,796	2,637,560	667,741	(338,396)

Net increase (decrease)	(3,269,507)	(2,366,819)	(5,525,894)	(62,534)	1,673,677	(596,181)	(2,020,904)

Units, at beginning of the year	24,667,444	13,212,686	38,075,297	3,337,910	2,963,036	15,556,240	17,036,621

Units, at end of the year	21,397,937	10,845,867	32,549,403	3,275,376	4,636,713	14,960,059	15,015,717

Notes To Financial Statements (Continued)

8.	UNIT VALUES

A summary of unit values, accumulation units outstanding, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2002, follows:

	Units	Net Assets		Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
MML Blend Division

December 31,

2002	7,104,758	$1.43	$10,170,998	1.47%	1.40%	(12.76)%

2001	8,868,167	1.63	14,539,249	18.77%	1.40%	(7.07)%

2000	9,951,745	1.75	17,566,564	14.92%	1.40%	(1.36)%

1999	12,552,385	1.78	22,441,848	3.61%	1.40%	(2.61)%

1998	13,300,264	1.83	24,417,871	8.78%	1.40%	12.00%

MML Equity Division

December 31,

2002	5,640,596	1.43	8,049,386	1.23%	1.40%	(20.67)%

2001	7,058,757	1.80	12,698,161	26.26%	1.40%	(15.91)%

2000	7,972,243	2.14	17,054,997	7.13%	1.40%	1.43%

1999	10,119,612	2.11	21,342,596	1.43%	1.40%	(5.16)%

1998	9,438,044	2.22	20,987,279	4.75%	1.40%	14.61%

MML Managed Bond Division

December 31,

2002	4,325,809	1.68	7,285,536	4.85%	1.40%	6.90%

2001	2,413,751	1.58	3,802,980	5.57%	1.40%	6.38%

2000	2,025,307	1.48	2,999,532	4.34%	1.40%	9.65%

1999	2,322,444	1.35	3,136,894	5.35%	1.40%	(3.20)%

1998	2,089,420	1.40	2,915,336	5.49%	1.40%	6.65%

MML Money Market Division

December 31,

2002	5,597,677	1.29	7,203,167	(0.12)%	1.40%	(0.12)%

2001	8,689,632	1.29	11,195,339	2.16%	1.40%	2.23%

2000	5,610,378	1.26	7,070,417	4.47%	1.40%	4.58%

1999	9,154,025	1.21	11,030,919	3.28%	1.40%	3.34%

1998	7,211,004	1.17	8,409,048	3.64%	1.40%	3.72%

Oppenheimer Aggressive Growth Division

December 31,

2002	14,762,746	1.45	21,401,332	(0.67)%	1.40%	(28.80)%

2001	18,354,477	2.03	37,369,695	15.81%	1.40%	(32.23)%

2000	22,776,795	3.00	68,459,960	23.25%	1.40%	(12.47)%

1999	22,089,678	3.43	75,838,909	(1.40)%	1.40%	81.06%

1998	20,831,543	1.89	39,518,051	1.23%	1.40%	10.85%

Oppenheimer Bond Division

December 31,

2002	5,386,582	1.56	8,408,694	5.33%	1.40%	7.56%

2001	4,864,382	1.45	7,059,654	5.32%	1.40%	6.28%

2000	3,745,938	1.37	5,115,184	7.21%	1.40%	4.63%

1999	5,081,603	1.31	6,632,078	4.12%	1.40%	(2.89)%

1998	6,279,363	1.34	8,439,001	1.19%	1.40%	5.33%

Oppenheimer Capital Appreciation Division

December 31,

2002	19,978,755	2.15	42,905,352	(0.76)%	1.40%	(27.88)%

2001	25,042,143	2.96	74,513,010	9.25%	1.40%	(13.80)%

2000	28,240,624	3.44	97,683,338	5.40%	1.40%	(1.61)%

1999	30,561,482	3.50	107,423,054	2.40%	1.40%	39.69%

1998	27,906,939	2.50	69,896,167	7.11%	1.40%	22.33%

Notes To Financial Statements (Continued)

8.	UNIT VALUES (Continued)

	Units	Net Assets		Net Investment Income as a % of Average Net Assets	Expenses as a % of Average Net Assets	Total Return
		Unit Value	Amount
Oppenheimer Global Securities Division

December 31,

2002	17,523,055	$1.62	$28,347,414	(0.82)%	1.40%	(23.22)%

2001	21,397,937	2.10	45,041,341	13.51%	1.40%	(13.27)%

2000	24,667,444	2.43	59,852,278	13.30%	1.40%	3.64%

1999	25,157,394	2.34	58,995,060	2.62%	1.40%	56.28%

1998	25,419,795	1.50	38,146,131	7.94%	1.40%	12.56%

Oppenheimer High Income Division

December 31,

2002	8,817,253	1.36	11,971,895	9.77%	1.40%	(3.75)%

2001	10,845,867	1.41	15,301,828	9.38%	1.40%	0.54%

2000	13,212,686	1.40	18,564,835	9.99%	1.40%	(5.07)%

1999	17,082,745	1.48	25,267,438	5.54%	1.40%	2.84%

1998	19,951,336	1.44	28,732,068	3.18%	1.40%	(1.07)%

Oppenheimer Main Street® Growth & Income Division

December 31,

2002	26,559,537	1.68	44,693,995	(0.61)%	1.40%	(19.93)%

2001	32,549,403	2.10	68,406,321	(0.82)%	1.40%	(11.42)%

2000	38,075,297	2.37	90,296,081	4.25%	1.40%	(10.04)%

1999	40,968,904	2.64	108,063,005	(0.32)%	1.40%	20.02%

1998	42,558,961	2.20	93,536,267	3.62%	1.40%	3.28%

Oppenheimer Main Street® Small Cap Division

December 31,

2002	3,292,207	0.90	2,974,595	(1.40)%	1.40%	(16.92)%

2001	3,275,376	1.09	3,562,068	(1.41)%	1.40%	(1.76)%

2000	3,337,910	1.11	3,689,425	2.82%	1.40%	(19.47)%

1999	1,696,300	1.37	2,324,906	(1.38)%	1.40%	44.53%

1998	270,188	0.95	256,978	(0.92)%	1.40%	(4.89)%

Oppenheimer Money Division

December 31,

2002	5,685,861	1.30	7,389,778	0.05%	1.40%	0.06%

2001	4,636,713	1.30	6,022,546	2.17%	1.40%	2.41%

2000	2,963,036	1.27	3,758,187	4.55%	1.40%	4.68%

1999	4,466,254	1.21	5,405,272	3.46%	1.40%	3.51%

1998	3,947,306	1.17	4,620,238	3.73%	1.40%	3.80%

Oppenheimer Multiple Strategies Division

December 31,

2002	12,558,859	1.69	21,167,822	3.90%	1.40%	(11.65)%

2001	14,960,059	1.91	28,538,823	7.48%	1.40%	0.79%

2000	15,556,240	1.89	29,445,851	9.92%	1.40%	4.97%

1999	16,741,299	1.80	30,251,614	6.74%	1.40%	10.24%

1998	16,844,783	1.64	27,615,966	4.46%	1.40%	5.19%

Oppenheimer Strategic Bond Division

December 31,

2002	13,628,562	1.51	20,617,016	6.71%	1.40%	5.95%

2001	15,015,717	1.43	21,449,255	4.91%	1.40%	3.38%

2000	17,036,621	1.38	23,501,866	7.25%	1.40%	1.21%

1999	21,668,818	1.36	29,533,277	4.46%	1.40%	1.40%

1998	25,860,507	1.34	34,760,549	1.35%	1.40%	1.48%

Report of Independent Auditors

To the Board of Directors and Shareholders of

MML Bay State Life Insurance Company:

We have audited the accompanying statutory statements of financial position of MML Bay State Life Insurance Company (the “Company”) as of December 31, 2002 and 2001, and the related statutory statements of income, changes in shareholder’s equity and cash flows for the years ended December 31, 2002, 2001 and 2000. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraphs, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of MML Bay State Life Insurance Company as of December 31, 2002 and 2001, or the results of its operations or its cash flows for the years ended December 31, 2002, 2001 and 2000.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of MML Bay State Life Insurance Company at December 31, 2002 and 2001, and the results of its operations and cash flows for the years ended December 31, 2002, 2001 and 2000, on the basis of accounting described in Note 2.

As discussed in Note 3 to the statutory financial statements, the Company effective January 1, 2001 adopted certain statutory accounting practices as a result of the State of Connecticut Insurance Department’s adoption of the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual.

DELOITTE & TOUCHE LLP

Hartford, Connecticut

March 6, 2003

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2002	2001
	(In Millions)
Assets:

Bonds	$111.9	$29.9
Policy loans	61.2	58.3
Cash and short-term investments	36.0	41.8

Total invested assets	209.1	130.0
Receivable from affiliate	–	4.4
Accrued investment income	2.2	1.5
Insurance amounts receivable	8.6	15.5
Deferred income taxes	9.4	9.3
Federal income taxes receivable	–	4.4

	229.3	165.1
Separate account assets	3,642.9	3,705.0

Total assets	$3,872.2	$3,870.1

See Notes to Statutory Financial Statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2002	2001
	($ In Millions Except for Par Value)
Liabilities:

Policyholders’ reserves	$62.2	$55.9
Deposit fund balances	3.4	2.1
Policyholders’ claims and other benefits	4.1	3.9
Transfers due (from) separate accounts	(57.0)	(79.5)
Payable to affiliate	3.7	–
Federal income taxes	11.7	–
Other liabilities	7.7	2.8

	35.8	(14.8)

Separate account liabilities	3,642.4	3,704.6

Total liabilities	3,678.2	3,689.8

Shareholder’s equity:
Common stock, $200 par value
25,000 shares authorized
12,501 shares issued and outstanding	2.5	2.5
Paid-in and contributed surplus	146.7	146.7
Surplus	44.8	31.1

Total shareholder’s equity	194.0	180.3

Total liabilities and shareholder’s equity	$3,872.2	$3,870.1

See Notes to Statutory Financial Statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2002	2001	2000
	(In Millions)
Revenue:

Premium income	$109.4	$236.4	$515.3
Net investment income	8.0	12.5	10.7
Reserve adjustments on reinsurance ceded	(10.0)	326.3	272.1
Fees and other income	85.8	101.0	91.8

Total revenue	193.2	676.2	889.9

Benefits and expenses:

Policyholders’ benefits and payments	108.6	94.6	103.2
Addition to policyholders’ reserves and funds	39.8	498.7	708.3
Operating expenses	16.7	14.5	9.1
Commissions	8.5	10.5	14.2
State taxes, licenses and fees	3.6	10.6	17.5
Federal income tax expense	1.3	21.9	29.4

Total benefits and expenses	178.5	650.8	881.7

Net gain from operations	14.7	25.4	8.2

Net realized capital losses	–	–	(0.2)

Net income	$14.7	$25.4	$8.0

See Notes to Statutory Financial Statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2002	2001	2000
	(In Millions)

Shareholder’s equity, beginning of year, as previously reported	$180.3	$161.6	$156.5
Cumulative effect of the change in statutory accounting principles	–	7.6	–

Shareholder’s equity, beginning of year, as adjusted	180.3	169.2	156.5

Increase (decrease) due to:

Net income	14.7	25.4	8.0
Dividend paid	–	(25.0)	–
Cumulative expense adjustment	–	9.2	–
Other	(1.0)	1.5	(2.9)

Net increase	13.7	11.1	5.1

Shareholder’s equity, end of year	$194.0	$180.3	$161.6

See Notes to Statutory Financial Statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2002	2001	2000
	(In Millions)
Operating activities:

Net income	$14.7	$25.4	$8.0
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	28.4	110.1	(66.2)
Change in unearned premium	–	(325.0)	320.0
Change in accrued investment income	(0.7)	–	(0.1)
Change in federal income tax payable/receivable	16.1	(9.4)	3.2
Net realized capital losses	–	–	0.2
Other changes	19.6	(10.8)	(7.7)

Net cash provided by (used in) operating activities	78.1	(209.7)	257.4

Investing activities:

Loans and purchases of investments	(105.3)	(12.3)	(19.2)
Sales and maturities of investments and receipts from repayment of loans	20.3	3.7	6.6

Net cash used in investing activities	(85.0)	(8.6)	(12.6)

Financing activities:

Policyholders’ account balance deposits	2.6	1.7	0.2
Policyholders’ account balance withdrawals	(1.5)	(0.2)	(0.3)
Dividend paid	–	(25.0)	–

Net cash provided by (used in) financing activities	1.1	(23.5)	(0.1)

(Decrease) increase in cash and short-term investments	(5.8)	(241.8)	244.7

Cash and short-term investments, beginning of year	41.8	283.6	38.9

Cash and short-term investments, end of year	$36.0	$41.8	$283.6

See Notes to Statutory Financial Statements.

Notes to Statutory Financial Statements

1.	NATURE OF OPERATIONS

MML Bay State Life Insurance Company (the “Company”) is a wholly-owned stock life insurance subsidiary of C.M. Life Insurance Company (“C.M. Life”) and an indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“Department”).

On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. See Note 3 for additional information with respect to the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between accounting principles pursuant to statutory and GAAP are as follows: (a) acquisition costs, such as commissions and other variable costs that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would capitalize these expenses and recognize them over the life of the policies; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality and interest assumptions, whereas GAAP reserves would generally be based upon net level premium or the estimated gross margin method and appropriate estimates of future mortality and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally requires reporting at fair value; (d) deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to shareholder’s equity, whereas, GAAP would include deferred taxes as a component of net income; (e) payments received for variable life products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against shareholder’s equity while under GAAP, “non-admitted” assets are recorded, net of any valuation allowance; and (g) reinsurance recoverables are reported as a reduction of policyholders’ reserves and funds, while under GAAP, these recoverables are reported as an asset.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as well as disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during reporting periods. The most significant estimates include those used in determining investment valuation reserves, other than temporary impairments and the liability for future policyholders’ reserves and funds. Future events, including, but not limited to, changes in the levels of mortality, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Bonds

Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the constant yield method.

The values of bonds are adjusted for impairments in value deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other than temporary, a direct write-down is recognized in the Statutory Statements of Income as a realized capital loss, and a new cost basis is established. Bond transactions are recorded on a trade date basis.

Notes To Statutory Financial Statements, Continued

For mortgage-backed securities included in bonds, the Company recognizes income using a constant yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in these securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

c.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

d.	Cash and short-term investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost, which approximates fair value.

e.	Accrued investment income

Accrued investment income is valued in accordance with rules established by the NAIC. Accrued investment income consists primarily of interest income. Interest is recognized on an accrual basis and recorded as earned at the ex-dividend date. Due and accrued income is not recorded on: (a) unpaid interest on bonds in default and (b) policy loan interest due and accrued in excess of cash value.

f.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds maintained in accounts with individual investment objectives. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $2,904.1 million and $3,027.3 million at December 31, 2002 and 2001, respectively, for which the policyholder assumes the investment risk; and guaranteed separate accounts totaling $738.3 million and $677.3 million at December 31, 2002 and 2001, respectively, for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue directly to policyholders and, accordingly, are not reflected in the Statutory Statements of Income.

g.	Non-admitted assets

Assets designated as “non-admitted” by the NAIC include premiums greater than 90 days past due and disallowed interest maintenance reserves and are excluded from the Statutory Statements of Financial Position by an adjustment to shareholder’s equity.

h.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 3.00% to 5.50%.

Reserves for individual annuities are based on account value or at accepted actuarial methods, principally at interest rates ranging from 6.25% to 7.25%.

Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined based upon statutory regulations. Variable life general account reserves use a formula, which applies a weighted average credited rate to the mean average account value. Corporate owned life insurance products use a formula which applies a weighted average credited rate to the mean account value.

Notes To Statutory Financial Statements, Continued

The Company waives deduction of deferred fractional premiums on death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. The Company reserves for any surrender value promised in excess of the reserve as legally computed.

The reserve method applied to standard policies is used for substandard reserve calculations which are based on a substandard mortality rate (a multiple of standard reserve tables).

As of December 31, 2002, the Company had no insurance in force for which the gross premium is less than the net premium according to the standard valuation set by the Department.

Guaranteed minimum death benefit reserves (“GMDB”) on annuity products are also established by the Company. These reserves are largely a function of historical separate account returns and assumptions regarding future separate account returns as well as the contractual provisions of the issued GMDBs. The GMDB reserve balance at December 31, 2002 and 2001 was $4.4 million and $2.0 million, respectively.

During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to December 31, 2001, resulting in a $1.0 million decrease in shareholder’s equity.

All policy liabilities and accruals are based on the various estimates discussed above. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

i.	Deposit fund balances

Reserves for supplemental contracts and annuities certain are based on account value or accepted actuarial methods.

j.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate account.

k.	Other liabilities

Other liabilities primarily include an Asset Valuation Reserve (“AVR”), an Interest Maintenance Reserve (“IMR”), outstanding drafts and due and accrued expenses. The AVR stabilizes the shareholder’s equity against declines in the value of bonds. The IMR defers all interest-related after-tax realized capital gains and losses. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset.

l.	Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business in order to limit its insurance risk. Assets and liabilities related to reinsurance ceded contracts are reported on a net basis. Premium income, benefits to policyholders and reserves are stated net of reinsurance. Reinsurance premium, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

m.	Premium and related expense recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Premium received on policies not yet issued is deferred and reported as unearned premium in the Statutory Statements of Financial Position. Commissions and other costs related to issuance of new policies, policy maintenance and settlement costs are charged to current operations when incurred.

Notes To Statutory Financial Statements, Continued

n.	Realized capital gains and losses

Net realized after-tax capital losses of $0.1 million in 2002 and 2000 were deferred into the IMR. There were no realized after-tax capital gains or losses in 2001. Realized capital gains and losses, net of taxes, not included in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. All security transactions are recorded on a trade date basis. Unrealized capital gains and losses are recorded as a change in shareholder’s equity.

3.	NEW ACCOUNTING STANDARDS

On January 1, 2001, the Codification of Statutory Accounting Principles (“Codification”) became effective and was adopted by the Company. Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America. The cumulative effect of this change in statutory accounting principles on shareholder’s equity of $7.6 million was due to the admission of net deferred tax assets.

Certain 2001 and 2000 balances have been reclassified to conform to current year presentation.

4.	CUMULATIVE EXPENSE ADJUSTMENT

During 2001, MassMutual identified a cumulative expense adjustment resulting in an increase of $9.2 million in the Company’s shareholder’s equity and a corresponding increase in the Company’s receivable from MassMutual. The pro-forma impact of this adjustment on the prior year would have been an increase of $2.3 million in the Company’s receivable from MassMutual and a corresponding decrease in the Company’s general insurance expenses.

5.	BONDS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or issuer.

The carrying value and estimated fair value of bonds were as follows:

	December 31, 2002
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$15.4	$0.7	$–	$16.1
Asset-backed securities	4.5	–	–	4.5
Mortgage-backed securities	41.7	–	–	41.7
Corporate debt securities	45.9	0.6	0.2	46.3
Utilities	4.4	0.1	–	4.5

	$111.9	$1.4	$0.2	$113.1

	December 31, 2001
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$15.1	$–	$–	$15.1
Asset-backed securities	1.8	–	–	1.8
Mortgage-backed securities	2.7	–	–	2.7
Corporate debt securities	9.5	–	–	9.5
Utilities	0.8	–	–	0.8

	$29.9	$–	$–	$29.9

Notes To Statutory Financial Statements, Continued

The carrying value and estimated fair value of bonds at December 31, 2002 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$12.1	$12.5
Due after one year through five years	21.1	21.7
Due after five years through ten years	28.7	28.9
Due after ten years	3.6	3.6

	65.5	66.7
Asset and mortgage-backed securities, and obligations of U.S. government corporations and agencies	46.4	46.4

	$111.9	$113.1

The purchases, sales and maturities of bonds were as follows:

	Years Ended December 31,
	2002	2001
	(In Millions)
Cost of investments acquired	$102.4	$4.3
Proceeds from investments sold, matured or repaid	20.2	3.7
Gross realized capital gains	0.1	–
Gross realized capital losses	0.1	–

Portions of realized gains and losses were deferred into the IMR. There were no other than temporary impairments on bonds during the years ended December 31, 2002, 2001, and 2000.

The Company is not exposed to any significant credit concentration risk of a single or group non-governmental issue.

6.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds: Estimated fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market prices for comparable investments.

Policy loans, cash and short-term investments: Estimated fair value for these instruments approximates the carrying amounts reported in the Statutory Statements of Financial Position.

Notes To Statutory Financial Statements, Continued

The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 2002 and 2001:

	2002		2001
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$111.9	$113.1	$29.9	$29.9
Policy loans	61.2	61.2	58.3	58.3
Cash and short-term investments	36.0	36.0	41.8	41.8

7.	RELATED PARTY TRANSACTIONS

During 2002, the Company became a wholly-owned stock life insurance subsidiary of C.M. Life Insurance Company through the contribution of all of the Company’s outstanding shares of common stock from MassMutual to C.M. Life Insurance Company. This transaction was in the form of a related party capital contribution and is therefore considered a non-economic transaction. The transaction was recorded at existing book value and no realized capital gain or loss was recognized.

The Company has an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $13.8 million, $13.2 million and $9.4 million in 2002, 2001 and 2000, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The Company has a reinsurance agreement with MassMutual in which MassMutual assumes specific plans of insurance on a yearly renewable term basis. Premium income and policyholders’ benefits and payments were stated net of reinsurance. Premium income of $9.2 million, $8.4 million and $7.7 million was ceded to MassMutual in 2002, 2001 and 2000, respectively. Policyholders’ benefits of $3.0 million, $5.0 million and $3.3 million were ceded to MassMutual in 2002, 2001 and 2000, respectively.

The Company has a stop-loss agreement with MassMutual under which the Company cedes claims, which, in aggregate, exceed 0.43% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $16.8 million in 2002, $18.9 million in 2001 and $19.0 million in 2000 and it was not exceeded in any of the years. Premium income of $0.2 million, $0.3 million and $0.3 million was ceded to MassMutual in 2002, 2001 and 2000, respectively.

The Company has a modified coinsurance quota-share agreement with MassMutual, whereby the Company cedes substantially 100% of premium on new issues of certain life insurance policies. In return, MassMutual pays to the Company a stipulated expense allowance, death and surrender benefits and a modified coinsurance adjustment based upon experience. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies. No premium income was ceded to MassMutual in 2002. Premium income of $330.1 million and $275.0 million was ceded to MassMutual in 2001 and 2000, respectively. An experience refund of $3.6 million was ceded to the Company in 2002. Fees and other income include expense allowances of $0.4 million, $16.2 million, and $14.3 million in 2002, 2001, and 2000, respectively. A modified coinsurance adjustment of $10.0 million was ceded to MassMutual in 2002; whereas a modified coinsurance adjustment of $326.3 million and $272.1 million was received from MassMutual in 2001 and 2000, respectively. Policyholders’ benefits of $4.3 million were ceded to MassMutual in 2002. No policyholders’ benefits were ceded to MassMutual in 2001 or 2000.

8.	REINSURANCE

The Company cedes insurance to other insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

Notes To Statutory Financial Statements, Continued

The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Premium ceded to unaffiliated insurers was $13.8 million, $12.7 million and $11.7 million and reinsurance recoveries were $15.5 million, $19.3 million and $14.0 million for the years ended December 31, 2002, 2001 and 2000, respectively. Amounts recoverable from unaffiliated reinsurers were $4.2 million and $6.1 million as of December 31, 2002 and 2001, respectively. At December 31, 2002, three unaffiliated reinsurers accounted for 80% of the outstanding reinsurance recoverable.

9.	FEDERAL INCOME TAXES

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book/tax temporary differences, are subject to limitation and are charged directly to shareholder’s equity. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as tax credits, resulted in effective tax rates which differ from the federal statutory tax rate.

The components of the net deferred tax asset (liability) recognized in the Company’s assets, liabilities and shareholder’s equity at December 31, 2002 and 2001 are as follows (in millions):

	2002	2001
Total of deferred tax assets	$60.1	$66.5
Total of deferred tax liabilities	(1.4)	–

Net deferred tax asset	58.7	66.5
Deferred tax assets non-admitted	(49.3)	(57.2)

Net admitted deferred tax asset	$9.4	$9.3

Decrease in non-admitted asset	$7.9	$–

The provision for incurred taxes on earnings for the years ended December 31, 2002 and 2001 were as follows  (in millions):

	2002	2001
Federal income tax on operations	$1.3	$21.9
Federal income tax on net capital gains	–	–

Federal income taxes incurred	$1.3	$21.9

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities as of December 31, 2002 and 2001 were as follows (in millions):

	2002	2001
Deferred tax assets:
Reserve items	$2.7	$2.3
Policy acquisition costs	57.1	63.9
Other	0.3	0.3

Total deferred tax assets	60.1	66.5
Non-admitted deferred tax assets	(49.3)	(57.2)

Admitted deferred tax assets	10.8	9.3

Deferred tax liabilities:
Investment items	1.2	–
Reserve items	0.1	–
Other	0.1	–

Total deferred tax liabilities	1.4	–

Net admitted deferred tax asset	$9.4	$9.3

Notes To Statutory Financial Statements, Continued

The change in net deferred income taxes is comprised of the following (in millions):

2002
Change in deferred tax assets	$(6.4)
Change in deferred tax liabilities	(1.4)

Net change in deferred tax liability	(7.8)
Tax effect of shareholder’s equity changes	1.7

Change in net deferred income tax	$(6.1)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows (in millions):

	2002	2001
Provision computed at statutory rate	$5.6	$16.6
Other	1.8	0.3

Total	$7.4	$16.9

Federal income taxes incurred	$1.3	$21.9
Change in net deferred income taxes	6.1	(5.0)

Total statutory income taxes	$7.4	$16.9

In 2002, federal income tax refunds were $14.8 million. In 2001 and 2000, the Company paid federal income taxes in the amount of $31.3 million and $26.3 million, respectively. As of December 31, 2002, federal income taxes paid in the prior years that will be available for recovery in the event of future net losses were as follows: $26.1 million in 2001 and $29.5 million in 2000.

The Company plans to file its 2002 federal income tax return on a consolidated basis with MassMutual and certain MassMutual affiliates. MassMutual and certain of its affiliates are subject to a written tax allocation agreement, which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The United States Internal Revenue Service has completed its examination of the Company’s income tax returns through the year 1997 and will begin examining the years 1998 through 2000 in early 2003. Management believes adjustments which may result from such examinations will not materially affect the Company’s financial position.

10.	SHAREHOLDER’S EQUITY

The Board of Directors of MassMutual has authorized the contribution of funds to the Company to meet the capital requirements of each state in the United States of America in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. Under these regulations, $19.4 million of shareholder’s equity is available for distribution to the shareholder in 2003 without prior regulatory approval.

11.	BUSINESS RISKS, COMMITMENTS AND CONTINGENCIES

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of and for the years ended December 31, 2002 and 2001.

Notes To Statutory Financial Statements, Continued

There were no premium income concentrations in 2002. Approximately 75% and 78% of the Company’s premium income in 2001 and 2000, respectively, was derived from four customers.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

c.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

d.	Funding commitments

In the normal course of business, the Company enters into commitments to purchase investments. At December 31, 2002, the Company had no outstanding commitments.

12.	WITHDRAWAL CHARACTERISTICS

a.	General account annuity and deposit funds

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2002 are illustrated below (in millions):

	Amount	% of Total
Subject to discretionary withdrawal—
with market value adjustment	$244.8	97%
Subject to discretionary withdrawal—
without market value adjustment	3.4	1%
Not subject to discretionary withdrawal	4.4	2%

Total	$252.6	100%

b.	Separate accounts

Information regarding the withdrawal characteristics of the separate account liabilities of the Company at December 31, 2002 is as follows (in millions):

Subject to discretionary withdrawal:
At market value	$3,013.3
With market value adjustment	5.8
Without market value adjustment	524.7

Total by withdrawal characteristics	3,543.8
Non-policy liabilities	98.6

Total separate account liabilities	$3,642.4

Notes To Statutory Financial Statements, Continued

13.	AFFILIATED COMPANIES

The relationship of the Company, MassMutual and affiliated companies as of December 31, 2002, is illustrated below. Subsidiaries are wholly-owned by MassMutual, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding Company

MassMutual Mortgage Finance, LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding Company

CM Property Management, Inc.

HYP Management, Inc.

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding, LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment, Inc.

MML Investor Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Antares Capital Corporation – 80.0%

Cornerstone Real Estate Advisers, Inc.

DLB Acquisition Corporation – 98.2%

Oppenheimer Acquisition Corporation – 96.03%

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Institutional Funds

Part C

Other Information

Item 24.    Financial Statements and Exhibits

        (a)  Financial Statements:

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Auditors’

Statement of Assets and Liabilities as of December 31, 2002

Statement of Operations for the year ended December 31, 2002

Statement of Changes in Net Assets for the years ended December 31, 2002 and 2001

Notes to Financial Statements

The Depositor

Report of Independent Auditors’

Statutory Statements of Financial Position as of December 31, 2002 and 2001

Statutory Statements of Income for the years ended December 31, 2002, 2001, and 2000

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2002, 2001, and 2000

Statutory Statements of Cash Flows for the years ended December 31, 2002, 2001, and 2000

Notes to Statutory Financial Statements

        (b)  Exhibits:

Exhibit 1	Copy of Resolution of the Executive Committee of the Board of Directors of MML Bay State Life Insurance Company establishing the Separate Account.(6)

Exhibit 2	None

Exhibit 3	(i) Copy of Distribution Agreement between the Registrant and MML Distributors, LLC.(1)

(ii) Copy of Co-Underwriting Agreement between the Registrant and MML Investors Services, Inc.(1)

(iii) None

Exhibit 4	Form of Life Trust Variable Annuity Contract.(6)

Exhibit 5	Form of Application to be used with the Life Trust Variable Annuity Contract described in Exhibit 4 above.(6)

Exhibit 6	(i) Copy of the Articles of Incorporation of MML Bay State Life Insurance Company.(5)

(ii) Copy of the By-Laws of MML Bay State Life Insurance Company.(5)

Exhibit 7	None

Exhibit 8

(a) Form of Participation Agreement between Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, C.M. Life Insurance Company, Oppenheimer Funds, Inc. and Oppenheimer Variable Account Funds.(4)

(b) Form of Participation Agreement between Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, C.M. Life Insurance Company, Oppenheimer Funds, Inc. and Panorama Series Fund, Inc.(4)

Exhibit 9	Opinion of and Consent of Counsel.*

Exhibit 10	(i) Consent of Independent Auditors’, Deloitte & Touche LLP*

(ii) Powers of Attorney for Isadore Jermyn(7)

(iii) Powers of Attorney for Efrem Marder and Lawrence V. Burkett, Jr.(8)

(iv) Power of Attorney for Robert J. O’Connell(9)

(v) Power of Attorney for Brent Nelson(10)

(vi) Power of Attorney for Howard Gunton(2)

Exhibit 11	None

Exhibit 12	None

Exhibit 13	Schedule of Computation of Performance(3)

Exhibit 14	None

(1)	Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-79620, filed on Form N-4 with the Securities and Exchange Commission and effective May 1, 1996.
(2)	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 033-79750 filed on Form S-2 on December 19, 2002.
(3)	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 33-76920 on Form N-4 , filed with the Securities and Exchange Commission and effective May 1, 1997.
(4)	Incorporated by reference to Registration Statement (File No. 333-2257), filed with the Securities and Exchange Commission on February 28, 1997.
(5)	Incorporated by reference to Post Effective Amendment No. 10 to Registration Statement (File No. 33-19605), filed with the Securities and Exchange Commission and effective May 1, 1998.
(6)	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 33-76920 filed and effective May 1, 1998.
(7)	Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 33-79750.
(8)	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 33-79750
(9)	Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement No. 33-79750.
(10)	Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement No. 33-79750 filed on Form S-2 in April, 2002.
*	Filed herewith.

Item 25.    Directors and Executive Officers of MML Bay State

The directors and executive vice presidents of MML Bay State, their positions and their other business affiliations and business experience for the past five years are as follows:

Directors of MML Bay State Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Lawrence V. Burkett, Jr., Director 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

Director (since 1996)

President and Chief Executive Officer (1996–1999)

Massachusetts Mutual Life Insurance Company

Executive Vice President and General Counsel

(since 1993)

Howard Gunton, Director, Executive Vice President and Chief Financial Officer 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

    Director, Executive Vice President and Chief Financial Officer (since 2002)

Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999–2001)

Isadore Jermyn, Director and Senior Vice President and Actuary 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

Director (since 1990) and Senior Vice President and Actuary (since 1996)

Massachusetts Mutual Life Insurance Company

Senior Vice President and Actuary

(since 1999 and 1995–1998)

Senior Vice President and Chief Actuary (1998–1999)

Efrem Marder, Director 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

Director (since 1999)

David L. Babson and Co. Inc.

Executive Director (since 2000)

Massachusetts Mutual Life Insurance Company

Executive Director (1998–2000)

Senior Managing Director (1996–1998)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

Director (since 1999)

Chairman, President and Chief Executive Officer (since 2000)

Massachusetts Mutual Life Insurance Company

Chairman (since 2000), President and Chief Executive Officer (since 1999)

American International Group, Inc.

Senior Vice President (1991–1998)

AIG Life Companies

President and Chief Executive Officer (1991–1998)

1

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

PRINCIPAL OFFICERS (other than those who are also Directors):

James E. Miller, Executive Vice President 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

Director (1998–1999)

Executive Vice President—Life Operations

(since 1999)

Senior Vice President—Life Operations (1998–1999)

Massachusetts Mutual Life Insurance Company

Executive Vice President (since 1997 and 1987–1996)

Executive Vice President—Life Operations

(since 1999)

Senior Vice President—Life Operations (1998–1999)

Stuart H. Reese, Executive Vice President—Investments 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

Executive Vice President—Investments (since 1999)

Director (1994–1999)

Senior Vice President—Investments (1996–1999)

David L. Babson and Co. Inc.

President and Chief Executive Officer (since 1999)

Massachusetts Mutual Life Insurance Company

Executive Vice President and Chief Investment Officer (since 1999)

Chief Executive Director—Investment Management (1997–1999)

Matthew Winter, Executive Vice President 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

Executive Vice President (since 2001)

Massachusetts Mutual Life Insurance Company

Executive Vice President (since 2001)

Senior Vice President (1998–2001)

Vice President (1996–1998)

Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111	MML Bay State Life Insurance Company Vice President (since 1999) and Treasurer (since 1997) Massachusetts Mutual Life Insurance Company Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111

MML Bay State Life Insurance Company

Senior Vice President (since 1999) and Secretary (since 1998)

Vice President (1997–1999)

Massachusetts Mutual Life Insurance Company

Senior Vice President, Secretary and Deputy General Counsel (since 1999)

Vice President, Secretary and Deputy General Counsel (1999)

Vice President, Secretary and Associate General Counsel (1998–1999)

Vice President, Associate Secretary and Associate General Counsel (1996–1998)

2

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of MML Bay State.

The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The following entities are, or may be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.    DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A. CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

B. CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

C. C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

D. MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer.

E. MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

1.) DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

2.) MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

3.) Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

4.) MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

5.) Diversified Insurance Services of America, Inc., a Hawaiian corporation which operates as an insurance broker.

b.	MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

2.	MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

b.	9048-5434 Quebec, Inc., a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

1

c.	1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Company—99%)

4.	Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

1.) Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

5.	DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Company—98%).

1.) David L. Babson & Company Inc., a Massachusetts corporation which operates as an investment adviser.

a.) Charter Oak Capital Management, Inc., a Delaware corporation which formerly operated as a manager of institutional investment portfolios. (David L. Babson & Company Inc.—100%)

b.) Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

c.) Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson & Company Inc. is one of the general partners—50%).

d.) FITech Asset Management, L.P. (“AM”) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (David L. Babson & Company Inc. is a limited partner in DP with a controlling interest—58%).

e.) FITech Domestic Partners, LLC (“DP”) is a Delaware LLC that is the general partner of the Fund. (David L. Babson & Company Inc. owns a controlling interest—58%—of DP.)

f.) Leland Fund Multi G.P., Ltd. (“Multi”) is a corporation that acts as the general partner to several entities that comprise the hedge fund know as Leland.

6.	Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Company—91.91%).

1.) OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

a.) Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

i.) Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

b.) HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

c.) OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

d.) Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

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e.) Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

f.) Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

g.) Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

h.) OFI Private Investments, Inc. is a New York based registeredinvestment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

i.) OAM Institutional, Inc. (“OAM”) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

j.) OppenheimerFunds International, Ltd. is a Dublin based investment advisor that advises the Oppenheimer offshore funds known as the Oppenheimer Millenium Funds.

2.) Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

3.) Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company.

4.) Tremont Advisers, Inc., a New York-based investment services provider which specializes in hedge funds.

7.	CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

8.	HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

9.	MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

10.	MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a.	MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%)

11.	MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

1.) Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

12.	Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

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13.	MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

1.) MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.) MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

3.) Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary.

4.) MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

5.) MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

b.	MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

c.	MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual International, Inc. —99.9%)

d.	MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.) Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) S.A.—33.4%)

2.) Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

e.	MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

f.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

g.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

h.	MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

i.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

1.) MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc.—38%)

j.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International, Inc. —99.5%)

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1.) MassMutual Shuno Company, a Japanese premium collection service provider.

2.) MassMutual Leasing Company, a Japanese company that leases office equipment and performs commercial lending. (MassMutual Shuno Company—35%; MassMutual Life Insurance Company—10%.)

14.	MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

15.	MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business.

F. MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

G. The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services.

H. MassMutual Owners Association, Inc., a Massachusetts company which is authorized to conduct sales and marketing operations.

II.    REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

A. DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the fund.

B. MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

C. MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

D. MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

E. MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

F. Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

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Item 27.    Number of Contract Owners

As of January 31, 2003, there were 5,893 Separate Account contracts in force.

Item 28.    Indemnification

The corporation shall, to the fullest extent and under the circumstances permitted by Connecticut law, as amended from time to time, indemnify any person serving or who has served (a) as a director, officer, employee or agent of the corporation or (b) at the corporation’s request, as a director, trustee, officer, partner, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against all liabilities and expenses incurred by him in connection with the defense or disposition of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, while serving or thereafter, by reason of his having been such a director, trustee, officer, partner, employee or agent, except (unless otherwise permitted by Connecticut law) (y) in connection with a proceeding by or in the right of the corporation in which he was adjudged liable to the corporation or (z) in connection with any other proceeding charging improper personal benefit to him in which he was adjudged liable on the basis that personal benefit was improperly received by him.

Expenses, including counsel fees, reasonably incurred by any such director, trustee, officer, partner, employee or agent who is a party to a proceeding may be paid by the corporation in advance of the final disposition thereof upon receipt of a written affirmation of the person’s good faith belief that he has met the standard of conduct permitting indemnification and a written undertaking to repay the advance upon a determination that he did not meet the standard of conduct; provided, however, that a determination is also made that on the basis of the facts then known indemnification would not be precluded.

The right of indemnification hereby provided shall not be exclusive of or affect any other right to which any such director, trustee, officer, partner, employee or agent may be entitled. Nothing contained in this Article shall affect any other right to indemnification to which such persons may be entitled by contract or otherwise under law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MML Bay State pursuant to the foregoing provisions, or otherwise, MML Bay State has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MML Bay State of expenses incurred or paid by a director, officer or controlling person of MML Bay State in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MML Bay State will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29.    Principal Underwriters

(a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

(b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
Gregory M. Williams	President (10/18/02)	One Monarch Place
	CEO (10/18/02)	1414 Main Street
	Main OSJ Supervisor (10/18/02)	Springfield, MA 01144-1013

Margaret Sperry	Member Representative	1295 State Street
	Massachusetts Mutual	Springfield, MA 01111
Life Insurance Co.(5/1/96)
MassMutual Holding Co. (11/2001)

Ronald E. Thomson	Vice President (5/1/96)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Michael L. Kerley	Vice President,	1295 State Street
	Assistant Secretary (5/1/96)	Springfield, MA 01111
Chief Legal Officer (4/25/2000)

Matthew E. Winter	Executive Vice President (11/15/2001)	1295 State Street
Springfield, MA 01111

Daniel A. Raymond	Vice President, Finance & Operations (02/14/03)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Jeffrey Losito	Second Vice President (08/10/2001)	5281 Caminito Exquisito
San Diego, CA 92130

Michele G. Lattanzio	Treasurer (09/27/02)	One Monarch Place
	Vice President (09/27/02)	1414 Main Street
Springfield, MA 01144-1013

Frank A. Stellato	Assistant Treasurer (02/14/03)	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Jerome Camposeo	Assistant Treasurer (06/18/2001)	1295 State Street
Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer (05/06/02)	1295 State Street
Springfield, MA 01111

Ann F. Lomeli	Secretary (11/94)	1295 State Street
Springfield, MA 01111-0001

Eileen D. Leo	Assistant Secretary (4/25/2000)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Marilyn A. Sponzo	Chief Compliance Officer (02/14/03)	1295 State Street Springfield, MA 01111

Christine L. Swanson	Registration Manager (02/14/2003)	1295 State Street Springfield, MA 01111

Timothy L. Plankey	Entity Contracting Officer (04/15/2003)	1295 State Street
Springfield, MA 01111

Thomas A. Monti	Variable Life Supervisor and	140 Garden Street
	Hartford OSJ Supervisor (06/18/2001)	Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Marketing Supervisor	140 Garden Street
	(12/22/97)	Hartford, CT 06154

David W. O'Leary	Variable Annuity Supervisor (06/18/2001)	140 Garden Street
Hartford, CT 06154

Cynthia W. Hibert	Continuing Education Officer (09/05/02)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Daniel M. Colarusso	Technology Officer (09/05/02)	One Monarch Place
1414 Main Street
Springfield, MA 01144-1013

Item 30.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through MML Bay State, 140 Garden Street, Hartford CT 06154. Effective July 1, 1998 all records for the Registrant are maintained at this address.

Item 31.    Management Related Services

None

Item 32.    Undertakings

(a)  Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant undertakes to include either: (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)  Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)  Registrant asserts that the Separate Account meets the definition of a separate account under the Investment Company Act of 1940.

(e)  MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible purchase payment individual variable annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, MML Bay State Variable Annuity Separate Account 1, certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 9 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 9 to Registration Statement No. 33-76920 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 24th day of April, 2003.

MML BAY STATE VARIABLE ANNUITY SEPARATE ACCOUNT 1

MML BAY STATE LIFE INSURANCE COMPANY (Depositor)

/s/    ROBERT J. O’CONNELL*

By:

Robert J. O’Connell

Chairman, Director, President and Chief Executive Officer

MML Bay State Life Insurance Company

/s/    RICHARD M. HOWE

*Richard M. Howe

On April 24, 2003, as Attorney-in-Fact pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 9 to Registration Statement No. 33-76920 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Chairman, Director, President and Chief Executive Officer (Principal Executive Officer)	April 24, 2003

/s/ HOWARD GUNTON** Howard Gunton	Director, Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 24, 2003

/s/ BRENT NELSON* Brent Nelson	Senior Vice President and Controller (Principal Accounting Officer)	April 24, 2003

/s/ LAWRENCE V. BURKETT, JR.* Lawrence V. Burkett, Jr.	Director	April 24, 2003

/s/ EFREM MARDER* Efrem Marder	Director	April 24, 2003

/s/ ISADORE JERMYN* Isadore Jermyn	Director	April 24, 2003

/s/ RICHARD M. HOWE *Richard M. Howe	On April 24, 2003, as Attorney-in-Fact pursuant to powers of attorney.

/s/ JAMES M. RODOLAKIS **James M. Rodolakis	On April 24, 2003, as Attorney-in-Fact pursuant to power of attorney.

REPRESENTATION BY REGISTRANT’S COUNSEL

As counsel to the Registrant, I, Jennifer B. Sheehan, have reviewed this Post-Effective Amendment No. 9 to Registration Statement No. 33-76920, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    JENNIFER B. SHEEHAN

Jennifer B. Sheehan

Counsel

EXHIBIT LIST

Exhibit 9	Opinion of and Consent of Counsel.

Exhibit 10(i)	Consent of Independent Auditors’, Deloitte & Touche LLP.